UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-21236

                           DREYFUS PREMIER STOCK FUNDS
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:    9/30


Date of reporting period:   9/30/03


                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus Premier International Equity Fund

      ANNUAL REPORT September 30, 2003

                                                  YOU, YOUR ADVISOR AND
                                                  DREYFUS
                                                  A MELLON FINANCIAL COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            16   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            26   Officers of the Fund

                            28   Schedule of Investments (Master Portfolio)

                            36   Statement of Assets and Liabilities
                                    (Master Portfolio)

                            37   Statement of Operations (Master Portfolio)

                            38   Statement of Changes in Net Assets
                                     (Master Portfolio)

                            39   Financial Highlights (Master Portfolio)

                            40   Notes to Financial Statements (Master
                                       Portfolio)

                            50   Report of Independent Auditors
                                     (Master Portfolio)

                            51   Trustees and Officers (Master Portfolio)

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                      International Equity Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This annual report for Dreyfus Premier International Equity Fund covers the period from the fund' s inception on February 1, 2003, through the end of its annual reporting period on September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Remi J. Browne and Peter S. Carpenter, of The Boston Company Asset Management, LLC, adviser to the master portfolio in which the fund is invested.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter have been revised upward, and many economists expect further improvement in the third and fourth quarters. In our view, more robust growth in the United States is likely to drive similar progress in developed and emerging economies worldwide.

Indeed, many international stock markets have rallied strongly, reflecting improved business confidence and higher levels of industrial production. However, because the market sectors and individual stocks that perform best tend to change with the economy, we remain committed to the principles of professional management and diversification. As always, we encourage you to talk with your financial advisor who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Remi J. Browne, CFA, and Peter S. Carpenter, CFA, Portfolio Managers The Boston Company Asset Management, LLC,
Investment Adviser

How did Dreyfus Premier International Equity Fund perform relative to its benchmark?

From the fund's inception on February 1, 2003, to the end of its annual reporting period on September 30, 2003, the fund produced total returns of 23.25% for its Class A shares, 23.19% for its Class B shares, 23.19% for its Class C shares, 24.01% for its Class R shares and 23.60% for its Class T shares.(1) In comparison, the fund' s benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"), produced a total return of 23.53% from January 31, 2003, through September 30, 2003.(2)

Global equity markets rose sharply during the spring of 2003, as investors perceived a reduction in political risk after the start of the Iraq war. The fund's performance was roughly in line with that of the MSCI EAFE Index, in part because the fund closely tracked the MSCI EAFE Index's geographical and sector composition. In addition, the fund benefited from a weakening U.S. dollar, as gains in foreign currency-denominated investments translated into more U.S. dollars.

What is the fund's investment approach?

The fund seeks long-term growth of capital. The fund is a "feeder fund" that invests all of its assets in a "master" portfolio known as The Boston Company International Core Equity Portfolio of the Mellon Institutional Funds Master Portfolio. The fund invests, under normal circumstances, at least 80% of its assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada. Although we generally seek to allocate assets among countries in accordance with the MSCI EAFE Index, deviations may occur. Similarly, we use the industry group allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index. The fund also may invest up to 20% of its net assets in high-grade fixed-income securities of any maturity or duration.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. We employ a bottom-up investment approach, which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

What other factors influenced the fund's performance?

After two years of persistent weakness, every geographical market, investment sector and capitalization range represented in the MSCI EAFE Index gained value during the reporting period. Both the fund and its benchmark benefited from a rebounding global economy, which particularly benefited stocks in the technology and basic materials sectors.

Our bottom-up stock selection process led us to a number of portfolio stocks that rose during the reporting period. For example, shares of Continental, the German tire-maker, contributed to the fund's performance as investors perceived an improvement in the company's outlook as the global economy recovered.

Stocks in Japan, which comprise a large segment of the MSCI EAFE Index, finally began to show some life after years of lackluster performance. One of the fund's top-performing holdings was NOK Corp., historically a Japanese supplier of oil and rubber products to the automobile industry. Over the past year, the company has reestablished itself as a leading supplier of flexible printed circuit boards, a component in high-growth electronic products such as cameras imbedded within mobile phones. We believe NOK's stock rose to reflect the higher growth opportunities for these new products.

The fund also received strong performance contributions from Nissan Motor Co. Ltd. The formerly struggling automaker has transformed itself from a turnaround story into a growth company. Nissan is launching several new product lines, including a new minivan and pick-up truck. Along with other Japanese automakers, Nissan is gaining market share at the expense of U.S. carmakers, particularly in minivans, SUVs and pick-up trucks, where the U.S. traditionally has held a commanding lead.


Alternatively, the fund's performance was negatively impacted by its holdings of cordless PC peripheral company Logitech International SA. The company issued a profit warning on July 9th citing intensified competition in its retail business and declining margins related to the booming OEM business. We have since sold the fund's position in Logitech due to the anticipated lower profit outlook.

What is the fund's current strategy?

Rather than trying to predict which investment sectors or geographic regions will perform best, we seek to add value through our stock selection process and to minimize the effects of sector-related and regional factors. Accordingly, we have continued to invest in a broadly diversified portfolio of companies with solid earnings that, in our analysis, are based on sustainable factors such as increased sales and new products.

Although stock prices have advanced recently, we currently believe that stock prices are reasonable given today's improving global economic outlook. However, we remain aware that risks remain in the international equity markets, including the chance that another significant political disruption or calamity could derail global economic growth.

October 15, 2003

THE FUND INVESTS IN A "MASTER PORTFOLIO" THAT HAS THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND. THIS IS KNOWN AS A MASTER/FEEDER ARRANGEMENT. THE INVESTMENT ADVISER TO THE MASTER PORTFOLIO IS THE BOSTON COMPANY ASSET MANAGEMENT, LLC, AN AFFILIATE OF DREYFUS. REFERENCES TO THE "FUND" IN THIS REPORT GENERALLY MEAN THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES. RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE


EXHIBIT A:

                                                                                        Morgan
             Dreyfus        Dreyfus       Dreyfus        Dreyfus        Dreyfus         Stanley
             Premier        Premier       Premier        Premier        Premier         Capital
           International  International International  International  International  International
             Equity         Equity        Equity         Equity         Equity          Europe
              Fund           Fund          Fund           Fund           Fund         Australasia
  PERIOD    (Class A       (Class B       (Class C       (Class R      (Class T        Far East
             shares)        shares)       shares)        shares)        shares)         Index *

  9/30/93     9,425         10,000        10,000         10,000          9,551          10,000
  9/30/94    10,515         11,157        11,157         11,157         10,656          10,983
  9/30/95    10,079         10,694        10,694         10,694         10,214          11,619
  9/30/96    10,960         11,628        11,628         11,628         11,106          12,619
  9/30/97    11,941         12,669        12,669         12,669         12,101          14,156
  9/30/98    11,592         12,299        12,299         12,299         11,747          12,976
  9/30/99    14,057         14,914        14,914         14,914         14,244          16,992
  9/30/00    15,051         15,969        15,968         15,968         15,252          17,532
  9/30/01    12,732         13,509        13,509         13,509         12,902          12,530
  9/30/02    11,870         12,594        12,594         12,594         12,028          10,584
  9/30/03    14,817         15,721        15,713         15,817         15,057          13,337

* Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier International Equity Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Morgan Stanley Capital International Europe Australasia Far East Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER INTERNATIONAL EQUITY FUND ON 9/30/93 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (THE "INDEX") ON THAT DATE. PERFORMANCE FOR EACH SHARE CLASS WILL VARY FROM THE PERFORMANCE OF THE FUND'S OTHER SHARE CLASSES DUE TO DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS ITS ASSETS IN A "MASTER PORTFOLIO" THAT HAS THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND. THIS IS KNOWN AS A MASTER/FEEDER ARRANGEMENT. THE FUND DID NOT HAVE ITS OWN PERFORMANCE AS OF 1/31/03. THE PERFORMANCE INFORMATION REPRESENTS THE PERFORMANCE OF THE MASTER PORTFOLIO (WHICH REFLECTS THE PERFORMANCE OF ITS PREDECESSOR FUND) AND THE EXPENSES OF THE MASTER PORTFOLIO'S PREDECESSOR FUND THROUGH JANUARY 31, 2003 AND THE FUND'S PERFORMANCE THEREAFTER. THE MASTER PORTFOLIO'S PREDECESSOR FUND CONTRIBUTED ALL OF ITS ASSETS TO THE MASTER PORTFOLIO BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS ON 2/3/03. PERFORMANCE FIGURES FOR THE MASTER PORTFOLIO'S PREDECESSOR FUND HAVE NOT BEEN ADJUSTED TO REFLECT THE FUND'S ESTIMATED OPERATING EXPENSES; IF THESE EXPENSES HAD BEEN REFLECTED, SUCH PERFORMANCE WOULD HAVE BEEN LOWER.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/03

                                                                                    1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                      17.67%            3.80%            4.01%
WITHOUT SALES CHARGE                                                                   24.83%            5.03%            4.63%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                                20.77%            4.69%            4.63%
WITHOUT REDEMPTION                                                                     24.77%            5.02%            4.63%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                             23.77%            5.02%            4.62%
WITHOUT REDEMPTION                                                                     24.77%            5.02%            4.62%

CLASS R SHARES                                                                         25.60%            5.16%            4.69%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                    19.52%            4.13%            4.18%
WITHOUT SALES CHARGE                                                                   25.18%            5.09%            4.66%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investment in The Boston Company International
  Core Equity Portfolio (Portfolio), at value (Note 1A)                 122,821

Receivable from administrator (Note 2)                                  104,387

Miscellaneous receivable                                                    971

TOTAL ASSETS                                                            228,179
--------------------------------------------------------------------------------

LIABILITIES ($):

Accrued accounting, custody and transfer agent fees                         392

Accrued expenses and other liabilities                                  104,441

TOTAL LIABILITIES                                                       104,833
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          123,346
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF ($):

Paid-in capital                                                         110,181

Accumulated net realized gain                                             2,178

Undistributed net investment income                                         633

Net unrealized appreciation                                              10,354
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          123,346
--------------------------------------------------------------------------------

NET ASSETS ATTRIBUTABLE TO ($):

Class A                                                                   8,627

Class B                                                                  42,607

Class C                                                                  54,778

Class R                                                                   8,682

Class T                                                                   8,652
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING:

Class A                                                                  407.93

Class B                                                                2,015.15

Class C                                                                2,591.08

Class R                                                                  407.93

Class T                                                                  407.93
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($):

(Net Assets/Shares outstanding)

Class A (Offering Price $22.44)                                           21.15

Class B                                                                   21.14

Class C                                                                   21.14

Class R                                                                   21.28

Class T (Offering Price $22.21)                                           21.21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

STATEMENT OF OPERATIONS

For the Period February 1, 2003 (commencement of operations) through September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B) ($):

Dividend income allocated from Portfolio
  (net of foreign withholding taxes of $156)                             1,282

Interest income allocated from Portfolio                                    21

Expenses allocated from Portfolio                                        (605)

NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO                             698

EXPENSES:

Registration fees                                                       72,727

Professional fees                                                       27,575

Custodian fees                                                             226

Distribution fees (Note 2b)                                                264

Transfer agent fees (Note 2c)                                               45

Shareholder servicing costs (Note 2c)                                      121

Prospectus and shareholders' reports                                     2,250

Administration service fee (Note 2a)                                        53

Miscellaneous                                                            1,572

TOTAL EXPENSES                                                         104,833

Deduct:

Reimbursement of Fund operating expenses (Note 2)                    (104,387)

NET EXPENSES                                                               446

NET INVESTMENT INCOME                                                      252
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ($):

Net realized gain allocated from Portfolio on:

Investment security transactions                                         2,810

Financial futures contracts                                                409

Foreign currency transactions and forward
  foreign currency exchange contracts                                      295

NET REALIZED GAIN                                                        3,514

Change in unrealized appreciation
  (depreciation) allocated from Portfolio on:

Investment securities                                                   10,812

Financial futures contracts                                              (402)

Foreign currency and forward foreign currency exchange contracts          (56)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                    10,354

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         13,868

NET INCREASE IN NET ASSETS FROM OPERATIONS                              14,120

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                  Period from February 1, 2003
                                                  (commencement of operations)
                                                         to September 30, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS

Net investment income                                                      252

Net realized gain                                                        3,514

Change in net unrealized appreciation (depreciation)                    10,354

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                   14,120
--------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4) ($):

Net proceeds from sale of shares:

Class A                                                                443,601

Class B                                                                 38,320

Class C                                                                 50,000

Class R                                                                  7,000

Class T                                                                  7,000

Cost of shares redeemed

Class A                                                              (436,213)

Class B                                                                  (391)

Class C                                                                   (91)

NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                109,226

TOTAL INCREASE IN NET ASSETS                                           123,346
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                                                         --

END OF PERIOD

(including undistributed net investment income of $633)                123,346

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the period from Febuary 1, 2003 (commencement of operations) to September 30, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS A SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  17.16

From Investment Operations:

Net investment income((+))                                           .12(a)

Net realized and unrealized gain on investments                        3.87

Total from investment operations                                       3.99

Net Asset Value, End of Period ($)                                    21.15
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  23.25(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                          .99(c)

Net Investment Income (to average daily net assets)((+))             .62(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                              9

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (25.60)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                        130.43(C)

        NET INVESTMENT (LOSS)          (128.82)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

FINANCIAL HIGHLIGHTS (continued)

                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS B SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  17.16

From Investment Operations:

Net investment income((+))                                           .03(a)

Net realized and unrealized gain on investments                        3.95

Total from investment operations                                       3.98

Net Asset Value, End of Period ($)                                    21.14
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  23.19(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.49(c)

Net Investment Income (to average daily net assets)((+))             .13(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                             43

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (25.48)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                        130.93(C)

        NET INVESTMENT (LOSS)          (129.31)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS C SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  17.16

Net investment income((+))                                           .03(a)

Net realized and unrealized gain on investments                        3.95

Total from investment operations                                       3.98

Net Asset Value, End of Period                                        21.14
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  23.19(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.48(c)

Net Investment Income (to average daily net assets)((+))             .13(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                             55

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (25.73)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                        130.92(C)

        NET INVESTMENT (LOSS)          (129.31)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

FINANCIAL HIGHLIGHTS (continued)

                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS R SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  17.16

Net investment income((+))                                           .15(a)

Net realized and unrealized gain on investments                        3.97

Total from investment operations                                       4.12

Net Asset Value, End of Period                                        21.28
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  24.01(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                          .83(c)

Net Investment Income (to average daily net assets)((+))             .79(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                              9

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (24.47)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                        130.27(C)

        NET INVESTMENT (LOSS)          (128.65)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS T SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  17.16

Net investment income((+))                                           .09(a)

Net realized and unrealized gain on investments                        3.96

Total from investment operations                                       4.05

Net Asset Value, End of Period                                        21.21
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  23.60(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.16(c)

Net Investment Income (to average daily net assets)((+))             .45(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                              9

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (24.48)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                        130.60(C)

        NET INVESTMENT (LOSS)          (128.99)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds

Dreyfus Premier International Equity Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Stock Funds (the "Company") had no operations until February 1, 2003 (commencement of operations) other than matters relating to its organization and registration as a Massachusetts business trust and as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Dreyfus Premier International Equity Fund (the "Fund") was initially capitalized by the sale and issuance of $7,000 worth of shares of Beneficial Interest of each of Class A, Class B, Class C, Class R and Class T, respectively, to MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation. The Fund is a separate diversified portfolio of the Company. The Fund's investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

The Fund is a "feeder fund" that invests all of its investable assets in a "master" portfolio known as The Boston Company International Core Equity Portfolio (the "Portfolio"), a series of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the MSCI Europe, Australia, Far East Index and Canada. The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 0.2% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.


Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund's shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(A) INVESTMENT SECURITY VALUATIONS: The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund' s pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(D) ALLOCATION OF OPERATING ACTIVITY: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund's shares, are charged to that class' operations.

(E) FEDERAL INCOME TAXES: The Fund intends to qualify as a "regulated investment company," if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital gains $1,363 and undistributed investment income $1,792.

During the period ended September 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $381, decreased net realized gain by $1,336 and increased paid-in capital by $955. Net assets were not affected by this reclassification.


NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Pursuant to an Administration Agreement with Dreyfus, the Company has agreed to pay Dreyfus a monthly administration fee at the annual rate of 0.10% of the value of the Fund's average daily net assets. Dreyfus is currently limiting the operating expenses, or assuming all or part of the expenses of the Fund, excluding Rule 12b-1 fees, Shareholder Services fees and any class specific expenses, to 1.25% of the Fund's average daily net assets. Pursuant to this expense limitation, for the period ended September 30, 2003, Dreyfus voluntarily reimbursed the Fund in the amount of $104,387 for its operating expenses. This expense limitation and/or waiver was voluntary, not contractual, and may be terminated at any time.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2003, Class B, Class C and Class T shares were charged $109, $142 and $13, respectively, pursuant to the Plan.

During the period ended September 30, 2003, the Distributor retained no commissions earned on sales of Class A and T shares, and no contingent deferred sales charges on redemptions of the Fund's Class B and C shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2003, Class A, Class B, Class C and Class T shares were charged $24, $37, $47 and $13, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 2003, the Fund was charged $45 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus Family of Funds (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the 1940 Act receives an annual retainer of $30,000, an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. For the period ended September 30, 2003, the Fund incurred no Directors' fees or expenses.


NOTE 3--Investment Transactions:

Increases and decreases in the Fund's investment in the Portfolio for the period ended September 30, 2003 aggregated $544,859 and $436,604, respectively.

NOTE 4--Capital Share Transactions:

                                                Period from February 1, 2003
                                                (commencement of operations)
                                                       to September 30, 2003
--------------------------------------------------------------------------------

     CLASS A

     Shares sold                                                  21,301.01

     Shares redeemed                                            (20,893.08)

     NET INCREASE                                                    407.93

     CLASS B:

     Shares sold                                                   2,035.19

     Shares redeemed                                                (20.04)

     NET INCREASE                                                  2,015.15

     CLASS C:

     Shares sold                                                   2,591.08

     NET INCREASE                                                  2,591.08

     CLASS R:

     Shares sold                                                     407.93

     NET INCREASE                                                    407.93

     CLASS T:

     Shares sold                                                     407.93

     NET INCREASE                                                    407.93

At September 30, 2003, one shareholder, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held of record approximately 100% of the total outstanding shares of the Class R and T shares of the Fund. In addition, one shareholder of record held

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

approximately 91% of the total outstanding shares of the Class A shares of the Fund. Four shareholders of record held approximately 44%, 20%, 18% and 15% of the total outstanding shares of the Class B shares of the Fund. Two shareholders of record held approximately 78% and 16% of the outstanding shares of the Class C shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.


Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

REPORT OF INDEPENDENT AUDITORS

To the Directors of Dreyfus Premier Stock Funds and the Shareholders of Dreyfus Premier International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Premier Stock Funds: Dreyfus Premier International Equity Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investment in the Portfolio at September 30, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2003

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                                --------------

DAVID W. BURKE (67)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                                --------------

WILLIAM HODDING CARTER III (68)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Independent Sector, Director

* The Century Foundation, Director

* The Enterprise Corporation of the Delta, Director

* Foundation of the Mid-South, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

EHUD HOUMINER (63)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of

 Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


RICHARD C. LEONE (63)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

HANS C. MAUTNER (65)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President--International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)

* Director and Vice Chairman of Simon Property Group (1998-2003)

* Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors, which merged into Simon Property Group in 1998 (1972-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ROBIN A. PRINGLE (40)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young people with caring adult mentors

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

JOHN E. ZUCCOTTI (66)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE OCTOBER 2002.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE OCTOBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE OCTOBER 2002.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE OCTOBER 2002.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE OCTOBER 2002.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE OCTOBER 2002.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, TREASURER SINCE  OCTOBER 2002.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager -- Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund



Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

SCHEDULE OF INVESTMENTS
September 30, 2003

                                                                                                                         Value ($)
SECURITY                                                                                          Shares                 (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

EQUITIES--96.2%

AUSTRALIA--4.0%

Boral Ltd.                                                                                       158,400                  565,241

Insurance Australia Group Ltd.                                                                    89,100                  251,810

OneSteel Ltd.                                                                                    152,200                  221,807

QBE Insurance Group Ltd.                                                                         133,300                  904,142

Santos Ltd.                                                                                       54,600                  212,684

Seven Network Ltd.                                                                                66,500                  259,492

West Australian Newspapers Holdings Ltd.                                                          98,100                  396,160

Westpac Banking Corp.                                                                             27,500                  303,385

                                                                                                                        3,114,721

AUSTRIA--0.9%

Boehler-Uddeholm AG                                                                                4,500                  241,424

OMV AG                                                                                             3,600                  431,624

                                                                                                                          673,048

BELGIUM--0.5%

Delhaize Group                                                                                     9,000                  367,384

DENMARK--1.7%

A P Moller-Maersk A/S                                                                                 78                  533,222

 Jyske Bank A/S                                                                                    8,800  (a)             378,929

TDC A/S                                                                                           13,500                  415,829

                                                                                                                        1,327,980

FINLAND--1.0%

Kesko Oyj, Class B                                                                               22,600                  328,689

Nokia Oyj                                                                                        29,600                  456,387

                                                                                                                         785,076

FRANCE--7.7%

Banque National de Paris                                                                         15,700                  770,889

Cap Gemini SA                                                                                     9,600  (a)             398,595

Dassault Systemes SA                                                                              8,300                  291,377

Groupe Danone                                                                                     2,800                  427,799

Pernod-Ricard SA                                                                                  3,200                  303,425

Renault SA                                                                                       11,400                  675,428

Sanofi-Synthelabo SA                                                                              6,000                  365,285

Societe Generale, Class A                                                                        11,900                  793,877

Total SA                                                                                          7,615                1,151,026


                                                                                                                         Value ($)
SECURITY (CONTINUED)                                                                             Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

Vallourec SA                                                                                      6,230                  450,132

Vinci SA                                                                                          5,400                  389,533

                                                                                                                       6,017,366

GERMANY--6.3%

Altana AG                                                                                         6,964                  445,011

Celanese AG                                                                                      14,900                  488,318

Continental AG                                                                                   30,300                  883,472

Deutsche Telekom AG                                                                              38,500  (a)             558,588

E.On AG                                                                                          15,500                  757,454

Hannover Rueckversicherungs AG                                                                   10,900                  288,578

Infineon Technologies AG                                                                         23,100  (a)             302,284

Puma AG                                                                                           3,200                  405,648

SAP AG                                                                                            3,920                  479,500

Thyssen Krupp AG                                                                                 21,000                  282,151

                                                                                                                       4,891,004

GREECE--1.3%

Alpha Bank AE                                                                                    36,100                  748,599

Hellenic Petroleum SA                                                                            38,000                  300,486

                                                                                                                       1,049,085

HONG KONG--1.4%

CNOOC Ltd.                                                                                      318,000                  541,556

Henderson Investment Ltd.                                                                       291,900                  312,575

Hutchison Whampoa Ltd.                                                                           29,000                  211,392

Regal Hotels International Holdings Ltd.                                                            800  (a)                  18

                                                                                                                       1,065,541

IRELAND--1.4%

Anglo Irish Bank Corp. PLC                                                                       81,100                  876,821

CRH PLC                                                                                          11,800                  210,839

                                                                                                                       1,087,660

ITALY--2.2%

Banca Intesa Spa                                                                                259,320                  786,357

Italcementi Spa                                                                                  17,200                  197,996

Merloni Elettrodemestici Spa                                                                     18,100                  265,564

Parmalat Finanziaria Spa                                                                         92,424                  290,505

R.A.S. Spa                                                                                       12,700                  194,037

                                                                                                                       1,734,459

                                                             The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                          Value ($)
SECURITY (CONTINUED)                                                                              Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN--22.0%

Aisin Seiki Co. Ltd.                                                                              16,000                  232,879

Bandai Co. Ltd.                                                                                   20,200                  516,601

Canon, Inc.                                                                                       19,000                  930,905

Citizen Electronics Co. Ltd.                                                                      11,600                  874,372

Dai Nippon Printing Co. Ltd.                                                                      40,000                  549,892

Daito Trust Construction Co. Ltd.                                                                 20,000                  533,920

Fujisawa Pharmaceutical Co. Ltd.                                                                  28,000                  638,191

KDDI Corp.                                                                                            60                  304,738

Kansai Electric Power Co., Inc.                                                                   19,300                  330,441

Matsumotokiyoshi Co. Ltd.                                                                          5,500                  280,824

Mitsubishi Motor Corp.                                                                            70,000                  601,131

Mitsubishi Tokyo Financial Group, Inc.                                                                97                  613,649

Mitsui Fudosan Co. Ltd.                                                                           49,000                  435,302

Nippon Meat Packers, Inc.                                                                         26,000                  289,770

Nippon Telegraph and Telephone Corp.                                                                 114                  517,624

Nissan Motor Co. Ltd.                                                                            111,000                1,200,242

Nisshin Seifun Group, Inc.                                                                        33,000                  261,773

Nok Corp.                                                                                         27,000                  986,091

Nomura Securities Co. Ltd.                                                                        27,000                  436,109

Ono Pharmaceutical Co. Ltd.                                                                       12,000                  430,725

Pioneer Corp.                                                                                     27,200                  674,874

Ricoh Corp. Ltd.                                                                                  16,000                  285,714

Sanyo Shinpan Finance Co. Ltd.                                                                    13,000                  463,119

Seino Transportation Co. Ltd.                                                                     70,000                  484,296

Sharp Corp.                                                                                       59,000                  865,623

Shinko Electric Industries Co. Ltd.                                                               13,000                  331,299

Sumitomo Electric Industries Ltd.                                                                 67,000                  559,135

Sumitomo Metal Mining Co. Ltd.                                                                    47,000                  240,398

Sumitomo Mitsui Financial Group, Inc.                                                                138                  557,251

Sumitomo Rubber Industries Ltd.                                                                   57,000                  283,875

TDK Corp.                                                                                          9,400                  559,243

Tokyo Electric Power Co., Inc.                                                                    25,100                  538,308

Toyo Suisan Kaisha Ltd.                                                                           27,000                  300,673

                                                                                                                       17,108,987


                                                                                                                         Value ($)
SECURITY (CONTINUED)                                                                              Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--3.5%

ABN Amro Holdings                                                                                40,000                  739,434

Euronext NV                                                                                      12,000                  292,648

Hunter Douglas NV                                                                                 7,000                  244,515

Koninklijke KPN NV                                                                              111,600  (a)             836,923

Wereldhave NV                                                                                     9,000                  571,545

                                                                                                                       2,685,065

NEW ZEALAND--1.1%

Fletcher Building Ltd.                                                                          118,900                  301,982

Lion Nathan Ltd.                                                                                143,800                  523,914

                                                                                                                         825,896

NORWAY--1.7%

Orkla ASA                                                                                        13,500                  265,469

Storebrand ASA                                                                                   50,600  (a)             244,982

TGS Nopec Geophysical Co. ASA                                                                    31,600  (a)             327,522

Telenor ASA                                                                                     106,600                  475,244

                                                                                                                       1,313,217

SINGAPORE--1.6%

Fraser & Neave Ltd.                                                                              60,930                  362,888

Keppel Corp. Ltd.                                                                               190,900                  579,522

Neptune Orient Lines Ltd.                                                                       283,000  (a)             319,099

Sembcorp Industries Ltd.                                                                            153                      111

                                                                                                                       1,261,620

SPAIN--4.8%

Actividades de Construccion y Servicios SA                                                       13,400                  568,406

Corporacion Mapfre, Compania
   Internacional de Reaseguros SA                                                                50,900                  556,247

Endesa SA                                                                                        12,401                  191,928

Grupo Auxiliar Metalurgico SA                                                                    19,000                  453,831

Inmobiliria Urbis SA                                                                             35,100                  261,588

Red Electrica de Espana                                                                          22,600                  299,168

Repsol SA                                                                                        34,800                  572,686

Telefonica SA                                                                                    45,600                  539,278

Viscofan SA                                                                                      35,300                  268,843

                                                                                                                       3,711,975

                                                                                                     The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                         Value ($)
SECURITY (CONTINUED)                                                                             Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN--2.6%

Getinge Indutrier AB, Class B                                                                    14,500                  482,534

Skandinaviska Enskilda Banken AB                                                                 48,200                  526,364

Tele2 AB, Class B                                                                                12,400  (a)             541,653

Trelleborg AB, Class B                                                                           20,100                  250,672

Volvo AB, Class B                                                                                 9,000                  208,199

                                                                                                                       2,009,422

SWITZERLAND--6.4%

Actelion Ltd.                                                                                     5,150  (a)             442,752

Credit Suisse Group Registered Shares                                                            21,100                  676,744

Geberit AG Registered Shares                                                                        630                  234,343

Micronas Semiconductor Holding AG Registered Shares                                              13,500  (a)             425,302

Novartis AG                                                                                      19,070                  739,753

SGS Societe Generale de Surveillance Holding SA                                                   1,160                  605,845

Saurer AG                                                                                        17,900  (a)             652,243

Swiss Life Holding                                                                                1,900  (a)             259,622

Syngenta AG Registered Shares                                                                     7,900                  429,393

UBS AG Registered Shares                                                                          8,900                  500,638

                                                                                                                       4,966,635

UNITED KINGDOM--24.1%

Alliance & Leicester PLC                                                                         18,500                  258,708

Alliance Unichem PLC                                                                             41,900                  365,646

Astrazeneca PLC                                                                                   7,600                  321,433

BG PLC                                                                                           39,600                  166,693

BP Amoco PLC                                                                                    270,100                1,855,991

BT Group PLC                                                                                    198,700                  595,075

Balfour Beatty PLC                                                                               69,700                  234,543

Barclays PLC                                                                                    162,700                1,249,958

Barratt Developments PLC                                                                         61,200                  517,269

Billiton PLC                                                                                     39,400                  261,887

Cairn Energy PLC                                                                                 92,500  (a)             554,815

Cattles PLC                                                                                      51,900                  283,232

Centrica PLC                                                                                    229,400                  692,741


                                                                                                                         Value ($)
SECURITY (CONTINUED)                                                                             Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Galen Holdings PLC                                                                               58,700                  674,377

Glaxo Wellcome PLC                                                                               27,700                  575,630

HBOS PLC                                                                                         64,600                  739,473

Inchcape PLC                                                                                     31,000                  650,912

Jarvis PLC                                                                                       92,500                  471,708

Johnston Press PLC                                                                               48,300                  343,546

Kelda Group PLC                                                                                  32,500                  228,866

MFI Furniture Group PLC                                                                          86,700                  266,865

Northern Rock PLC                                                                                50,700                  563,911

Reckitt Benckiser PLC                                                                            44,100                  887,820

Royal Bank of Scotland Group PLC                                                                 50,608                1,288,284

Sainsbury J PLC                                                                                  68,000                  306,888

Shell Transport & Trading Co. PLC                                                               173,500                1,072,406

Shire Pharmaceuticals Group PLC                                                                  34,700  (a)             251,720

Tesco PLC Ordinary Shares                                                                        57,400                  230,160

Vodafone Group PLC                                                                              767,600                1,532,559

Whitebread Holdings PLC                                                                          28,500                  330,268

Wimpey (George) PLC                                                                             113,400                  688,663

Wolseley PLC                                                                                     24,300                  283,922

                                                                                                                      18,745,969

TOTAL EQUITIES (cost $62,137,590)                                                                                     74,742,110
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--0.8%
------------------------------------------------------------------------------------------------------------------------------------

Compagnia Assicuratrice Unipol Spa                                                              113,000                  220,092

Fresenius AG                                                                                      6,000                  383,130

TOTAL PREFERRED STOCKS (cost $496,799)                                                                                   603,222
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Value ($)
SHORT-TERM INVESTMENTS--0.3%                                  Rate               Maturity        Par Value ($)         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY--0.2%

U.S. Treasury Bill                                          0.881%             12/18/2003            200,000              199,619

                                                                                                     The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                       Value ($)

SECURITY (CONTINUED)                                                                                                   (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--0.1%

Tri-party repurchase agreement dated
  09/30/03 with Salomon Smith Barney, Inc.
  and Investors Bank and Trust Company,
  due 10/01/03, with a maturity value of
  $44,487 and an effective yield of 0.70%,
  collateralized by a U.S. Government Obligation
  with a rate of 8.125%, a maturity date of
  08/15/21 and a market value of $45,525                                                                                 44,486

TOTAL SHORT-TERM INVESTMENTS (cost $244,095)                                                                             244,105
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--97.3% (cost $62,878,484)                                                                           75,589,437

OTHER ASSETS, LESS LIABILITIES--2.7%                                                                                   2,070,891

NET ASSETS--100.0%                                                                                                    77,660,328

NOTES TO SCHEDULE OF INVESTMENTS:



(A)  NON-INCOME PRODUCING SECURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

SCHEDULE OF INVESTMENTS
September 30, 2003

                                                                 Percentage of
INDUSTRY SECTOR                                                 Net  Assets  (%)
--------------------------------------------------------------------------------

Financials                                                                23.6

Consumer Discretionary                                                    13.5

Industrials                                                               10.2

Energy                                                                     9.3

Telecommunication Services                                                 8.1

Health Care                                                                7.9

Consumer Staples                                                           7.3

Information Technology                                                     6.9

Materials                                                                  6.3

Utilities                                                                  3.9

Short-Term Investments                                                     0.3

  TOTAL INVESTMENTS                                                       97.3

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments, at value (Note 1A) (identified cost, $62,878,484)       75,589,437

Cash                                                                      1,127

Foreign currency, at value (identified cost, $1,780,716)              1,833,148

Receivable for investments sold                                         481,684

Interest and dividends receivable                                       178,197

Tax reclaim receivable                                                   50,046

Prepaid expenses                                                          3,731

TOTAL ASSETS                                                         78,137,370
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investments purchased                                       411,437

Payable for variation margin on
  open financial futures contracts (Note 5)                              17,166

Accrued accounting and custody fees                                      22,138

Accrued trustees' fees and expenses (Note 2)                                794

Accrued expenses and other liabilities                                   25,507

TOTAL LIABILITIES                                                       477,042
--------------------------------------------------------------------------------

NET ASSETS (applicable to investors' beneficial interests) ($)       77,660,328

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

STATEMENT OF OPERATIONS

For the Period January 28, 2003 (commencement of operations) through September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C) ($):

Dividend income (net of foreign withholding taxes of $166,958)       1,290,432

Interest income (including securities lending
income of $20,069 (Note 6))                                             24,142

TOTAL INCOME                                                         1,314,574

EXPENSES:

Investment advisory fee (Note 2)                                       352,915

Accounting and custody fees                                            140,750

Legal and audit services                                                25,600

Insurance expense                                                        4,234

Trustees' fees and expenses (Note 2)                                     3,900

Miscellaneous                                                            2,488

TOTAL EXPENSES                                                         529,887

Deduct:

Waiver of investment advisory fee (Note 2)                            (13,134)

NET EXPENSES                                                           516,753

NET INVESTMENT INCOME                                                  797,821
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ($):

Net Realized Gain:

Investment security transactions                                       593,153

Financial futures contracts                                            169,052

Foreign currency transactions and
  forward foreign currency exchange contracts                          279,480

NET REALIZED GAIN                                                    1,041,685

Change in unrealized appreciation (depreciation):

Investment securities                                               13,976,778

Financial futures contracts                                             66,421

Foreign currency and forward foreign currency exchange contracts      (61,240)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                13,981,959

NET REALIZED AND UNREALIZED GAIN                                    15,023,644

NET INCREASE IN NET ASSETS FROM OPERATIONS                          15,821,465

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                  Period from January 28, 2003
                                                  (commencement of operations)
                                                         to September 30, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

INCREASE (DECREASE) IN NET ASSETS

  FROM INVESTMENT OPERATIONS

Net investment income                                                  797,821

Net realized gain                                                    1,041,685

Change in net unrealized appreciation (depreciation)                13,981,959

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS               15,821,465
--------------------------------------------------------------------------------

CAPITAL TRANSACTIONS ($):

Assets contributed by The Boston Company International
  Core Equity Fund (including unrealized
  depreciation of $1,307,052)                                       55,577,761

Contributions                                                       10,906,317

Withdrawals                                                         (4,645,215)

NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS                61,838,863

TOTAL INCREASE IN NET ASSETS                                        77,660,328
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                                                         --

END OF PERIOD                                                       77,660,328

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

FINANCIAL HIGHLIGHTS

                                                  Period from January 28, 2003
                                                  (commencement of operations)
                                                         to September 30, 2003
--------------------------------------------------------------------------------

TOTAL RETURN (%)((+))                                                 22.46(A)

RATIOS (%):

Expenses (to average daily net assets)((+)(+))                         1.17(b)

Net Investment Income (to average daily net assets)((+)(+))            1.81(b)

Portfolio Turnover                                                       63(a)

Net Assets, End of Period (000s omitted) ($)                            77,660

((+)) TOTAL RETURN FOR THE PORTFOLIO INCLUDES PERFORMANCE OF THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND PRIOR TO ITS CONVERSION TO A MASTER-FEEDER STRUCTURE AND CONTRIBUTION OF ITS INVESTMENTS TO THE PORTFOLIO. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS.

((+)(+)) FOR THE PERIOD INDICATED, THE INVESTMENT ADVISER VOLUNTARILY AGREED NOT
         TO IMPOSE A PORTION OF ITS INVESTMENT ADVISORY FEE AND/OR REIMBURSED THE PORTFOLIO FOR A PORTION OF ITS OPERATING EXPENSES. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE RATIOS WOULD HAVE BEEN:

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                                                     1.20(B)

        NET INVESTMENT (LOSS)                                        1.78(B)

(A) NOT ANNUALIZED.

(B) COMPUTED ON AN ANNUALIZED BASIS.

                                                                    The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Portfolio (the "Portfolio"), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in the foreign countries represented in the MSCI Europe, Australia, Far East Index and Canada.

At September 30, 2003, there were two funds, The Boston Company International Core Equity Fund and Dreyfus Premier International Equity Fund invested in the Portfolio. The value of the funds' investment in the Portfolio reflects the funds' proportionate interests in the net assets of the Portfolio. At September 30, 2003, the The Boston Company International Core Equity Fund and the Dreyfus Premier International Equity Fund held approximately 99.8% and 0.2% interests in the Portfolio, respectively.

On June 21, 2003, by vote of the Trustees, the name of the Standish International Equity Portfolio was changed to The Boston Company International Core Equity Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(A) INVESTMENT SECURITY VALUATIONS: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

(B) REPURCHASE AGREEMENTS: It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(C) SECURITIES TRANSACTIONS AND INCOME: Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of premium using the yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts usually received or paid.

(D) INCOME TAXES: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(E) FOREIGN CURRENCY TRANSACTIONS: Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.


Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

(F) INVESTMENT RISK: There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(G) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

NOTE 2--Investment Advisory Fee:

On June 21, 2003, by vote of the Trustees, as a part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Portfolio Trust on behalf of the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"). The

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

transfer of rights and obligations became effective on July 1, 2003. For the year ended September 30, 2003, the Portfolio paid $204,658 and $148,257 in investment advisory fees to Standish Mellon and TBCAM, respectively.

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit the Portfolio's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Portfolio's average daily net assets for the period from January 28, 2003 through February 28, 2003 and 1.25% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for the period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $13,134 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

NOTE 3--Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended September 30, 2003 were $46,844,664 and $39,957,831, respectively. For the period ended September 30, 2003, the Portfolio did not purchase or sell any long-term U.S. Government securities.


NOTE 4--Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                                      $63,182,823

     Gross unrealized appreciation                        13,452,442

     Gross unrealized depreciation                        (1,045,828)

     Net unrealized appreciation                         $12,406,614

NOTE 5--Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

OPTIONS

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each con-

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not enter into option transactions during the period ended September 30, 2003.

FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

At September 30, 2003, the Portfolio held no forward foreign currency exchange contracts.

FUTURES CONTRACTS

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio' s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.



At September 30, 2003, the Portfolio held the following futures contracts:

                                                              Expiration                  Underlying Face              Unrealized
Contract                               Position                      Date             Amount at Value ($)                Loss ($)
------------------------------------------------------------------------------------------------------------------------------------

MSCI Pan-Euro
   (95 contracts)                           Long                  12/19/2003                        1,599,930             (86,854)

Topix Futures
   (8 contracts)                            Long                  12/11/2003                         729,002              (12,204)

                                                                                                                          (99,058)



NOTE 6--Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

The Portfolio loaned securities during the period ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Portfolio had no securities on loan.


NOTE 7--Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended September 30, 2003, the commitment fee was $1,287 for the Portfolio.

During the period ended September 30, 2003, the Portfolio had no borrowings under the credit facility.

NOTE 8--Transfer of Assets:

Investment operations began on January 28, 2003 with the acquisition of the investable assets of the Standish International Equity Fund in exchange for an interest in the Portfolio. The value of the investments transferred totaled $55,577,761, including net unrealized depreciation of $1,307,052. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of The Boston Company International Core Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master
Portfolio: The Boston Company International Core Equity Portfolio (formerly, Standish International Equity Portfolio) (the "Portfolio") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio' s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003


Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Boston Company Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

SAMUEL C. FLEMING (63)

TRUSTEE (1986)

c/o Decision Resources, Inc. 1100 Winter Street, Waltham, MA 02154

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Port Financial Corp.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

CALEB LORING III (59)

TRUSTEE (1986)

c/o Essex Street Associates, 400 Essex Street, .Beverly, MA 01915

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Trustee, Essex Street Associates (family investment trust office)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 28

                              --------------

BENJAMIN M. FRIEDMAN (59)

TRUSTEE (1986)

c/o Harvard University, Cambridge, MA 02138

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* William Joseph Maier, Professor of Political Economy, Harvard University

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                                                             The Fund

TRUSTEES AND OFFICERS (CONTINUED)

INDEPENDENT TRUSTEES (CONTINUED)

JOHN H. HEWITT (68)

TRUSTEE (1986)

P.O. Box 233, New London, NH 03257

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Trustee, The Peabody Foundation; Trustee, Mertens House, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28


INTERESTED TRUSTEES

PATRICK J. SHEPPARD (38)

TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER (2003)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Senior Vice President and Chief Operating Officer, Mellon Institutional Asset Management; formerly Vice President and Chief Financial Officer, Mellon Institutional Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

BEVERLY E. BANFIELD (47)

VICE PRESIDENT AND SECRETARY (1996)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Director and Secretary; Compliance Officer, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

STEVEN M. ANDERSON (38)

VICE PRESIDENT AND TREASURER (1999)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Mutual Funds Controller, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

DENISE B. KNEELAND

ASSISTANT VICE PRESIDENT (1996)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Manager, Mutual Funds Operations, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

LISA KANE (33)

ASSISTANT VICE PRESIDENT (1999)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Client Service Professional, Standish Mellon Asset
  Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

CARA E. HULTGREN (34)

ASSISTANT VICE PRESIDENT (2001)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Assistant Manager, Mutual Fund Operations since 2001; Shareholder Representative, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

SCOTT SIMONDS (43)

ASSISTANT VICE PRESIDENT (2002)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Compliance Analyst, Boston Partners; Fund Accountant, Mellon Financial Corp.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                                                             The Fund

                  For More Information

                        Dreyfus Premier International Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Advisor (to the Master Portfolio)

                        The Boston Company
                        Asset Management, LLC
                        Mellon Financial Center
                        One Boston Place
                        Boston, MA 02108

                        Administrator

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian and Sub-Administrator

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  720AR0903


      Dreyfus Premier International Small Cap Fund

      ANNUAL REPORT September 30, 2003

                                                  YOU, YOUR ADVISOR AND
                                                  DREYFUS,
                                                  A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            16   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            26   Officers of the Fund

                            28   Schedule of Investments (Master Portfolio)

                            38   Statement of Assets and Liabilities
                                     (Master Portfolio)

                            39   Statement of Operations (Master Portfolio)

                            40   Statement of Changes in Net Assets
                                     (Master Portfolio)

                            41   Financial Highlights (Master Portfolio)

                            42   Notes to Financial Statements
                                  (Master Portfolio)

                            52   Report of Independent Auditors
                                     (Master Portfolio)

                            53   Trustees and Officers (Master Portfolio)

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                   International Small Cap Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Small Cap Fund covers the period from the fund's inception on February 1, 2003, through the end of its annual reporting period on September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Daniel B. LeVan, who became the fund's sole portfolio manager on April 4, 2003, of The Boston Company Asset Management, LLC, adviser to the master portfolio in which the fund is invested.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter have been revised upward, and many economists expect further improvement in the third and fourth quarters. In our view, more robust growth in the United States is likely to drive similar progress in developed and emerging economies worldwide.

Indeed, many international stock markets have rallied strongly, reflecting improved business confidence and higher levels of industrial production. However, because the market sectors and individual stocks that perform best tend to change with the economy, we remain committed to the principles of professional management and diversification. As always, we encourage you to talk with your financial advisor who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Daniel B. LeVan, CFA, Portfolio Manager
The Boston Company Asset Management, LLC, Investment Adviser

How did Dreyfus Premier International Small Cap Fund perform relative to its benchmark?

From the fund's inception on February 1, 2003, to the end of its annual period on September 30, 2003, Dreyfus Premier International Small Cap Fund produced total returns of 34.41% for its Class A shares, 33.52% for its Class B shares, 33.52% for its Class C shares, 34.41% for its Class R shares and 33.96% for its Class T shares.(1) In comparison, the fund's benchmark, the Citigroup Extended Market (EM) Ex-U.S. Index ("EM Ex-U.S. Index"), produced a total return of 36.07% from January 31, 2003, through September 30, 2003.(2)

International small-cap stocks benefited from diminished uncertainty in Iraq as well as the apparent containment of the SARS epidemic in Asia. The fund's performance was roughly in line with its benchmark, in part because the fund closely tracked the EM Ex-U.S. Index's sector and geographical composition.

Stock selection was mixed across countries and economic sectors. In general, some of the best performing stocks in this reporting period have been the beaten-down, low-quality and highly-leveraged companies. The fund's exposure to this type of company was limited as we focus on companies we believe can demonstrate sustainable and quality earnings growth.

What is the fund's investment approach?

The fund seeks long-term growth of capital. The fund is a "feeder fund" that invests all of its assets in a "master" portfolio known as The Boston Company International Small Cap Portfolio of the Mellon Institutional Funds Master Portfolio. The fund invests, under normal circumstances, at least 80% of its assets in stocks that are located in foreign countries represented in the EM Ex-U.S. Index. The fund normally invests at least 80% of its assets in companies with market capitalizations of at least $100 million and that fall in the range of the capitalizations of the companies

                                                                   The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

that comprise the EM Ex-U.S. Index. Although the portfolio manager generally seeks to allocate assets among countries in accordance with the EM Ex-U.S. Index, deviations may occur. Similarly, the portfolio manager uses the sector group allocations of the EM Ex-U.S. Index as a guide, but allocations may differ from those of the EM Ex-U.S. Index. The fund also may invest up to 20% of its assets in high-grade fixed-income securities of any maturity or duration.

Our approach is to employ a "bottom-up" stock selection process that emphasizes individual stock selection. The portfolio manager uses quantitative models and qualitative analysis to construct a diversified portfolio of stocks that appear to be undervalued at the time of purchase, with low price/earnings ratios and positive trends in earnings forecasts relative to their peer group.

What other factors influenced the fund's performance?

International small cap stocks posted strong returns during the reporting period. Investors became more optimistic about global economic prospects in mid-March, when the geopolitical outlook regarding Iraq became clearer. In addition, the SARS (severe acute respiratory syndrome) epidemic that affected a number of countries, including several in Asia, apparently has been contained. As a result, Asia's small-cap stocks posted particularly strong performance during the reporting period.

In terms of sectors, technology and telecommunications ranked among the top performers. In the telecommunications sector, Belgian wireless communications company Mobistar shifted many of its customers toward higher-margin calling plans, which helped boost profits and the company's stock price. The reporting period also saw strong returns from Japanese banks, which recovered after being out of favor among investors concerned about bad loans and the apparent unwillingness of management to write them off. Recent banking reforms have benefited Mitsui Trust Holdings, Inc., one of the fund's most successful bank holdings.

Some areas of the international stock markets were unstable, such as food and beverage stocks, which have historically been considered "defensive" stocks that tend to fall out of favor when the economy is improving. For example, portfolio holding Cranswick, a U.K. supplier of high-end meats, saw its shares drop due to rising competitive pressures as well as a desire on the part of investors to seek out other opportunities in economically sensitive market sectors.

One of the fund's holdings, such as NOK Corp., a Japanese supplier of flexible printed circuit boards, performed well during the reporting period. We sold this stock when it reached the fund's upper threshold for market capitalization, enabling us to lock in the gain.

What is the fund's current strategy?

The fund's strategy is to adhere closely to the EM Ex-U.S. Index's geographic and sector weightings, which we believe enables us to potentially add value through individual stock selection. In our view, a close approach to sector and geographic allocations also helps us manage the risks associated with those factors.

Our bottom-up strategy recently has led us to fewer technology and telecommunication stocks, suggesting that these sectors may have become overvalued after rising strongly during the reporting period. However, we remain modestly overweighted in these two sectors. While the fund is avoiding mortgage lenders due to a likely rise in interest rates, we are finding what we believe are attractive opportunities in commercial banking, where an improving economy should fuel loan demand.

October 15, 2003

THE FUND INVESTS IN A "MASTER PORTFOLIO" THAT HAS THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND. THIS IS KNOWN AS A MASTER/FEEDER ARRANGEMENT. THE INVESTMENT ADVISER TO THE MASTER PORTFOLIO IS THE BOSTON COMPANY ASSET MANAGEMENT, LLC, AN AFFILIATE OF DREYFUS. REFERENCES TO THE "FUND" IN THIS REPORT GENERALLY MEAN THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: CITIGROUP GLOBAL MARKETS, INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE CITIGROUP EXTENDED MARKET EX-U.S. INDEX REPRESENTS THE SMALL CAPITALIZATION COMPONENT OF THE CITIGROUP BROAD MARKET INDEX WHICH IS A COMPREHENSIVE FLOAT-WEIGHTED INDEX OF COMPANIES IN 27 COUNTRIES (EXCLUDING THE U.S.) WITH MARKET CAPITALIZATIONS OF AT LEAST U.S. $100 MILLION. RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

EXHIBIT A:

                  Dreyfus         Dreyfus         Dreyfus        Dreyfus         Dreyfus
                  Premier         Premier         Premier        Premier         Premier
               International   International   International  International   International   Citigroup
                Small Cap       Small Cap       Small Cap       Small Cap      Small Cap       Extended
                   Fund            Fund            Fund           Fund            Fund         Market
    PERIOD       (Class A        (Class B        (Class C        (Class R       (Class T       Ex U.S.
                  shares)         shares)         shares)        shares)         shares)       Index *

    1/2/96        9,428           10,000          10,000         10,000          9,551         10,000
   9/30/96        11,176          11,854          11,854         11,854          11,323        10,793
   9/30/97        13,898          14,741          14,741         14,741          14,080        10,830
   9/30/98        11,833          12,551          12,551         12,551          11,988         9,630
   9/30/99        18,277          19,386          19,386         19,386          18,516        12,332
   9/30/00        19,776          20,976          20,976         20,976          20,035        12,781
   9/30/01        16,388          17,382          17,382         17,382          16,602         9,399
   9/30/02        17,272          18,319          18,319         18,319          17,498         9,063
   9/30/03        23,501          24,927          24,761         24,927          23,730        12,546

 * Source: Citigroup Global Markets Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier International Small Cap Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Citigroup Extended Market Ex U.S. Index

((+))  SOURCE: CITIGROUP GLOBAL MARKETS INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER INTERNATIONAL SMALL CAP FUND ON 1/2/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE CITIGROUP EXTENDED MARKET EX U.S. INDEX (THE "INDEX") ON THAT DATE. PERFORMANCE FOR EACH SHARE CLASS WILL VARY FROM THE PERFORMANCE OF THE FUND'S OTHER SHARE CLASSES DUE TO DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS ITS ASSETS IN A "MASTER PORTFOLIO" THAT HAS THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND. THIS IS KNOWN AS A MASTER/FEEDER ARRANGEMENT. THE FUND DID NOT HAVE ITS OWN PERFORMANCE AS OF 1/31/03. THE PERFORMANCE INFORMATION ABOVE REPRESENTS THE PERFORMANCE OF THE MASTER PORTFOLIO (WHICH REPRESENTS THE PERFORMANCE OF ITS PREDECESSOR FUNDS) AND EXPENSES OF THE MASTER PORTFOLIO'S PREDECESSOR FUNDS, WHICH WERE AN UNREGISTERED FUND AND AN OPEN-END REGISTERED FUND, THROUGH JANUARY 31, 2003 AND THE FUND'S PERFORMANCE THEREAFTER. ON JANUARY 31, 2000, THE UNREGISTERED FUND CONTRIBUTED ALL OF ITS ASSETS TO THE REGISTERED FUND, WHICH CONTRIBUTED ALL OF ITS ASSETS TO THE MASTER PORTFOLIO BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS. SINCE THE UNREGISTERED FUND WAS NOT REGISTERED AS A MUTUAL FUND, IT WAS THEREFORE NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED ON MUTUAL FUNDS. IF IT HAD BEEN REGISTERED AS A MUTUAL FUND, ITS PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED. THE PERFORMANCE OF THE UNREGISTERED FUND WAS CALCULATED ACCORDING TO THE STANDARDIZED SEC METHOD EXCEPT THAT MONTHLY RATHER THAN DAILY FUND VALUES WERE USED. THE FUND COMMENCED INVESTMENT OPERATIONS ON 2/3/03. 1/2/96 REPRESENTS THE INCEPTION DATE OF THE MASTER PORTFOLIO'S PREDECESSOR FUND. PERFORMANCE FIGURES FOR THE MASTER PORTFOLIO'S PREDECESSOR FUNDS HAVE NOT BEEN ADJUSTED TO REFLECT THE FUND'S ESTIMATED OPERATING EXPENSES; IF THESE EXPENSES HAD BEEN REFLECTED, SUCH PERFORMANCE WOULD HAVE BEEN LOWER.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX REPRESENTS THE SMALL CAPITALIZATION COMPONENT OF THE CITIGROUP BROAD MARKET INDEX WHICH IS A COMPREHENSIVE FLOAT-WEIGHTED INDEX OF COMPANIES IN 22 COUNTRIES (EXCLUDING THE U.S.) WITH MARKET CAPITALIZATIONS OF AT LEAST U.S. $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/03

                                                              Inception                                                  From
                                                                Date              1 Year              5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                              1/2/96             28.29%              13.37%            11.66%
WITHOUT SALES CHARGE                                           1/2/96             36.07%              14.71%            12.51%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                        1/2/96             31.17%              14.32%            12.51%
WITHOUT REDEMPTION                                             1/2/96             35.17%              14.56%            12.51%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                     1/2/96             34.17%              14.56%            12.41%
WITHOUT REDEMPTION                                             1/2/96             35.17%              14.56%            12.41%

CLASS R SHARES                                                 1/2/96             36.07%              14.71%            12.51%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                            1/2/96             29.51%              13.57%            11.80%
WITHOUT SALES CHARGE                                           1/2/96             35.62%              14.63%            12.46%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003

                                                                          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investment in The Boston Company International
  Small Cap Portfolio (Portfolio), at value (Note 1A)                   166,642

Receivable for Fund shares sold                                           7,585

Receivable from administrator (Note 2)                                  103,738

TOTAL ASSETS                                                            277,965
--------------------------------------------------------------------------------

LIABILITIES ($):

Accrued accounting, custody and transfer agent fees                         340

Accrued expenses and other liabilities                                  103,682

TOTAL LIABILITIES                                                       104,022
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          173,943
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF ($):

Paid-in capital                                                         157,156

Accumulated net realized gain                                             2,454

Undistributed net investment income                                         447

Net unrealized appreciation                                              13,886
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          173,943
--------------------------------------------------------------------------------

NET ASSETS ATTRIBUTABLE TO ($):

Class A                                                                  32,063

Class B                                                                  72,606

Class C                                                                  50,490

Class R                                                                   9,408

Class T                                                                   9,376
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING:

Class A                                                                2,657.33

Class B                                                                6,055.25

Class C                                                                4,212.53

Class R                                                                  779.51

Class T                                                                  779.51
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($):

(Net Assets/Shares outstanding)

Class A (Offering Price $12.81)                                           12.07

Class B                                                                   11.99

Class C                                                                   11.99

Class R                                                                   12.07

Class T (Offering Price $12.60)                                           12.03

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENT OF OPERATIONS

For the Period February 1, 2003 (commencement of operations) through September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B) ($):

Dividend income allocated from Portfolio
  (net of foreign withholding taxes of $126)                             1,027

Interest income allocated from Portfolio                                    34

Expenses allocated from Portfolio                                        (645)

NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO                             416

EXPENSES:

Registration fees                                                       72,727

Professional fees                                                       26,837

Custodian fees                                                             213

Distribution fees (Note 2b)                                                195

Transfer agent fees (Note 2c)                                               37

Shareholder servicing costs (Note 2c)                                       90

Prospectus and shareholders' reports                                     2,250

Administration service fee (Note 2a)                                        42

Miscellaneous                                                            1,584

TOTAL EXPENSES                                                         103,975

Deduct:

Reimbursement of Fund operating expenses (Note 2)                    (103,738)

NET EXPENSES                                                               237

NET INVESTMENT INCOME                                                      179
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ($):

Net realized gain (loss) allocated from Portfolio on:

Investment security transactions                                         5,085

Financial futures contracts                                               (99)

Foreign currency transactions and forward
  foreign currency exchange contracts                                      211

NET REALIZED GAIN                                                        5,197

Change in unrealized appreciation
  (depreciation) allocated from Portfolio on:

Investment securities                                                   14,028

Financial futures contracts                                              (163)

Foreign currency and forward foreign currency exchange contracts            21

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                    13,886

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         19,083

NET INCREASE IN NET ASSETS FROM OPERATIONS                              19,262

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                  Period from February 1, 2003
                                                   (commencement of operations)
                                                         to September 30, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS

Net investment income                                                      179

Net realized gain                                                        5,197

Change in net unrealized appreciation (depreciation)                    13,886

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                   19,262
--------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4) ($):

Net proceeds from sale of shares:

Class A                                                                 29,097

Class B                                                                 66,590

Class C                                                                 46,555

Class R                                                                  7,000

Class T                                                                  7,000

Cost of shares redeemed:

Class B                                                                (1,561)

NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                154,681

TOTAL INCREASE IN NET ASSETS                                           173,943
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                                                         --

END OF PERIOD

(including undistributed net investment income of $447)                173,943

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the period from Febuary 1, 2003 (commencement of operations) to September 30, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Period from February 1, 2003
                                               (commencement of operations)
CLASS A SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                   8.98

From Investment Operations:

Net investment income((+))                                           .06(a)

Net realized and unrealized gain on investments                        3.03

Total from investment operations                                       3.09

Net Asset Value, End of Period ($)                                    12.07
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  34.41(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.12(c)

Net Investment Income (to average daily net assets)((+))             .58(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000's omitted) ($)                            32

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (17.31)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS)  (%):

        EXPENSES                       166.94(C)

        NET INVESTMENT (LOSS)         (165.24)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

                                               Period from February 1, 2003
                                               (commencement of operations)
CLASS B SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period ($)                               8.98

From Investment Operations:

Net investment income((+))                                           .01(a)

Net realized and unrealized gain on investments                        3.00

Total from investment operations                                       3.01

Net Asset Value, End of Period ($)                                    11.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  33.52(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.61(c)

Net Investment Income (to average daily net assets)((+))             .08(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000's omitted) ($)                            73

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)  (18.03)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                       167.44(C)

        NET INVESTMENT (LOSS)         (165.75)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.


                                               Period from February 1, 2003
                                               (commencement of operations)
CLASS C SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period ($)                               8.98

Net investment income((+))                                           .01(a)

Net realized and unrealized gain on investments                        3.00

Total from investment operations                                       3.01

Net Asset Value, End of Period ($)                                    11.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  33.52(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.61(c)

Net Investment Income (to average daily net assets)((+))             .09(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000's omitted) ($)                            50

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (17.65)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                       167.43(C)

        NET INVESTMENT (LOSS)         (165.73)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

                                                                      The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

                                               Period from February 1, 2003
                                               (commencement of operations)
CLASS R SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period ($)                               8.98

Net investment income((+))                                           .08(a)

Net realized and unrealized gain on investments                        3.01

Total from investment operations                                       3.09

Net Asset Value, End of Period ($)                                    12.07
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  34.41(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                          .95(c)

Net Investment Income (to average daily net assets)((+))             .74(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000's omitted) ($)                             9

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (16.87)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                        166.78(C)

        NET INVESTMENT (LOSS)          (165.09)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.


                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS T SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period ($)                               8.98

Net investment income((+))                                           .04(a)

Net realized and unrealized gain on investments                        3.01

Total from investment operations                                       3.05

Net Asset Value, End of Period ($)                                    12.03
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  33.96(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.28(c)

Net Investment Income (to average daily net assets)((+))             .41(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000's omitted) ($)                             9

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (16.88)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS)  (%):

        EXPENSES                        167.10(C)

        NET INVESTMENT (LOSS)          (165.41)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

                                                                      The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Stock Funds (the "Company") had no operations until February 1, 2003 (commencement of operations) other than matters relating to its organization and registration as a Massachusetts business trust and as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Dreyfus Premier International Small Cap Fund (the "Fund") was initially capitalized by the sale and issuance of $7,000 worth of shares of Beneficial Interest of each of Class A, Class B, Class C, Class R and Class T, respectively, to MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation. The Fund is a separate diversified portfolio of the Company. The Fund's investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

The Fund is a "feeder fund" that invests all of its investable assets in a "master" portfolio known as The Boston Company International Small Cap Portfolio (the "Portfolio"), a series of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Citigroup Extended Market Ex-U.S. Index and to a limited extent, emerging markets. The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 0.2% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund's shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights.

The Fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(A) INVESTMENT SECURITY VALUATIONS: The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund' s pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(D) ALLOCATION OF OPERATING ACTIVITY: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund's shares, are charged to that class operations.

(E) FEDERAL INCOME TAXES: The Fund intends to qualify as a "regulated investment company", if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital gains $1,348 and undistrbuted investment income $1,709.


During the period ended September 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $268, decreased net realized gain by $2,743 and increased paid-in capital by $2,475. Net assets were not affected by this reclassification.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Pursuant to an Administration Agreement with Dreyfus, the Company has agreed to pay Dreyfus a monthly administration fee at the annual rate of 0.10% of the value of the Fund's average daily net assets. Dreyfus is currently limiting the operating expenses, or assuming all or part of the expenses of the Fund, excluding Rule 12b-1 fees, Shareholder Services fees and any class specific expenses, to 1.45% of the Fund's average daily net assets. Pursuant to this expense limitation, for the period ended September 30, 2003, Dreyfus voluntarily reimbursed the Fund in the amount of $103,738 for its operating expenses. This expense limitation and/or waiver was voluntary, not contractual, and may be terminated at any time.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2003, Class B, Class C and Class T shares were charged $119, $63 and $13, respectively, pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended September 30, 2003, the Distributor retained no commissions earned on sales of Class A and T shares, and no contingent deferred sales charges on redemptions of the Fund's Class B and C shares.

(C) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2003, Class A, Class B, Class C and Class T shares were charged $16, $40, $21 and $13, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 2003, the Fund was charged $37 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus Family of Funds (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the 1940 Act receives an annual retainer of $30,000, an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Fund' s Emeritus Program Guidelines,

Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. For the period ended September 30, 2003, the Fund incurred no Directors' fees or expenses.

NOTE 3--Investment Transactions:

Increases and decreases in the Fund's investment in the Portfolio for the period ended September 30, 2003 aggregated $148,704 and $1,561, respectively.

NOTE 4--Capital Share Transactions:

                                                Period from February 1, 2003
                                                (commencement of operations)
                                                       to September 30, 2003
--------------------------------------------------------------------------------

     CLASS A

     Shares sold                                                    2,657.33

     NET INCREASE                                                   2,657.33

     CLASS B:

Shares sold                                                         6,185.87

     Shares redeemed                                                 (130.62)

NET INCREASE                                                        6,055.25

     CLASS C:

Shares sold                                                         4,212.53

NET INCREASE                                                        4,212.53

     CLASS R:

Shares sold                                                           779.51

NET INCREASE                                                          779.51

     CLASS T:

Shares sold                                                           779.51

NET INCREASE                                                          779.51

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At September 30, 2003, one shareholder, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held of record approximately 100% of the total outstanding shares of the Class R and T shares of the Fund. In addition, two shareholders of record held approximately 56% and 29% of the total outstanding shares of the Class A shares of the Fund. Three shareholders of record held approximately 52%, 13% and 10% of the total outstanding shares of the Class B shares of the Fund. Three shareholders of record held approximately 70% , 19% and 12% of the outstanding shares of the Class C shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.


Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

REPORT OF INDEPENDENT AUDITORS

To the Directors of Dreyfus Premier Stock Funds and the Shareholders of Dreyfus International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Premier Stock Funds: Dreyfus Premier International Small Cap Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investment in the Portfolio at September 30, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                                --------------

David W. Burke (67)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                                --------------

William Hodding Carter III (68)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Independent Sector, Director

* The Century Foundation, Director

* The Enterprise Corporation of the Delta, Director

* Foundation of the Mid-South, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Ehud Houminer (63)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of
  Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Richard C. Leone (63)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Hans C. Mautner (65)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President--International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)

* Director and Vice Chairman of Simon Property Group (1998-2003)

* Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors, which merged into Simon Property Group in 1998 (1972-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Robin A. Pringle (40)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young people with caring adult mentors

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

John E. Zuccotti (66)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE OCTOBER 2002.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE OCTOBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE OCTOBER 2002.

        Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE OCTOBER 2002.

        Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE OCTOBER 2002.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE OCTOBER 2002.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, TREASURER SINCE  OCTOBER 2002.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund



Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

SCHEDULE OF INVESTMENTS September 30, 2003

                                                                                                                        Value ($)
SECURITY                                                                                        Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

EQUITIES--96.6%

AUSTRALIA--3.2%

Adelaide Bank Ltd.                                                                              105,900                  599,300

Boral Ltd.                                                                                      145,100                  517,781

Centro Properties Group                                                                         108,000                  272,863

Corporate Express Australia Ltd.                                                                104,600                  389,642

Macquarie Goodman Industrial Trust                                                              292,000                  296,289

OneSteel Ltd.                                                                                   246,300                  358,943

West Australian Newspapers Holdings Ltd.                                                        102,600                  414,333

                                                                                                                       2,849,151

AUSTRIA--0.3%

Boehler-Uddeholm AG                                                                               4,900                  262,884

BELGIUM--1.6%

Colruyt SA                                                                                        5,124                  442,831

Mobistar SA                                                                                      12,700  (a)             639,731

Umicore                                                                                           6,000                  349,890

                                                                                                                       1,432,452

CANADA--5.7%

Aber Diamond Corp.                                                                               12,700  (a)             351,601

Canadian Western Bank                                                                            11,300                  293,158

Cequel Energy, Inc.                                                                              59,700  (a)             298,699

Finning International, Inc.                                                                      20,700                  489,460

Fortis, Inc.                                                                                      6,700                  275,628

Inmet Mining Corp.                                                                               47,500  (a)             341,524

Kingsway Financial Services, Inc.                                                                32,000  (a)             301,238

Metro Inc., Class A                                                                              27,900                  390,861

Penn West Petroleum Ltd.                                                                         10,500  (a)             355,993

QLT, Inc.                                                                                        27,700  (a)             444,522

Rogers Wireless Communications, Inc.                                                             18,700  (a)             289,835

Sierra Wireless, Inc.                                                                            32,500  (a)             426,395

Tundra Semiconductor Corp. Ltd.                                                                  29,900  (a)             417,771

Wheaton River Minerals Ltd.                                                                     196,200  (a)             391,207

                                                                                                                       5,067,892

DENMARK--0.6%

Jyske Bank A/S                                                                                   13,100  (a)             564,087


                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

FINLAND--1.6%

Elcoteq Network Corp.                                                                            19,300                  276,643

Kone Oyj, Class B                                                                                 7,700                  380,235

Nokian Renkaat Oyj                                                                                7,700                  469,681

Rautaruukki Oyj                                                                                  49,200  (a)             286,910

                                                                                                                       1,413,469

FRANCE--7.3%

Bonduelle SCA                                                                                     3,600                  291,178

CNP Assurances                                                                                    8,950                  407,723

Ciments Francais, Class A                                                                         4,600                  285,149

Eiffage                                                                                           2,811                  270,638

Euler Hermes SA                                                                                  10,600                  406,735

Gecina SA                                                                                         2,652                  328,480

Groupe SEB                                                                                        3,200                  315,368

Imerys SA                                                                                         2,700                  499,118

Lagardere S.C.A                                                                                   7,000                  317,583

Marionnaud Parfumeries                                                                           11,298                  464,089

Neopost SA                                                                                       10,900                  505,964

Pierre & Vacances                                                                                 5,100                  388,413

Remy Cointreau                                                                                   11,550                  391,999

Trigano                                                                                           7,500                  298,194

UBI Soft Entertainment SA                                                                        21,400  (a)             466,730

Vallourec SA                                                                                      4,020                  290,454

Vinci SA                                                                                          3,600                  259,688

Zodiac SA                                                                                        13,100                  346,670

                                                                                                                       6,534,173

GERMANY--5.9%

Aareal Bank AG                                                                                   10,800                  258,723

Altana AG                                                                                         4,940                  315,674

Celanese AG                                                                                      14,000                  458,822

Continental AG                                                                                   22,900                  667,707

Hannover Rueckversicherungs AG                                                                    9,550                  252,836

Medion AG                                                                                        10,500                  412,083

Puma AG                                                                                           6,500                  823,973

Singulus Technologies AG                                                                         21,700  (a)             443,915

                                                                                                     The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Stada Arzneimittel AG                                                                             7,730                  414,713

Thyssen Krupp AG                                                                                 34,100                  458,160

United Internet AG Registered Shares                                                             24,414                  481,496

Vossloh AG                                                                                        7,100                  302,247

                                                                                                                       5,290,349

GREECE--0.4%

Germanos SA                                                                                      19,500                  384,354

HONG KONG--1.5%

China Pharmaceutical Group Ltd.                                                                 948,000                  305,767

Industrial & Commercial Bank of China Ltd.                                                      279,000                  334,757

Wing Lung Bank Ltd.                                                                              72,300                  425,349

Xinao Gas Holdings Ltd.                                                                         600,000  (a)             282,544

                                                                                                                       1,348,417

IRELAND--1.4%

Anglo Irish Bank Corp. PLC                                                                       60,000                  648,696

Fyffes PLC                                                                                      186,500  (a)             332,798

Grafton Group PLC                                                                                47,700  (a)             269,261

                                                                                                                       1,250,755

ITALY--3.4%

Autostrada Torino Milano                                                                         23,700                  305,989

Banca Popolare di Verona e Novara Scrl                                                           18,500                  260,645

Banche Popolari Unite Scrl                                                                       20,850  (a)             303,967

Beni Stabili Spa                                                                                603,300                  315,929

Davide Campari--Milano Spa                                                                        7,200                  291,388

ERG Spa                                                                                          90,100                  456,063

Merloni Elettrodemestici Spa                                                                     33,100                  485,645

Parmalat Finanziaria Spa                                                                        100,708                  316,543

Recordati Spa                                                                                    17,600                  303,182

                                                                                                                       3,039,351

JAPAN--21.1%

Alpine Electronics, Inc.                                                                         32,000                  453,697

Arrk Corp.                                                                                       12,100                  585,239

Bandai Co. Ltd.                                                                                  23,600                  603,553

Central Glass Co Ltd.                                                                            64,000                  382,484

Citizen Electronics Co. Ltd.                                                                     10,000                  753,769


                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Creed Corp.                                                                                         336                  744,724

Doshisha Co. Ltd.                                                                                12,800                  242,929

FANCL Corp.                                                                                      11,600                  353,912

Fuji Soft ABC Inc.                                                                               21,300                  529,442

Fujirebio, Inc.                                                                                  39,000                  365,712

Glory Ltd.                                                                                       16,000                  445,083

I-O Data Device, Inc.                                                                            21,800                  377,548

Index Corp.                                                                                          94                  421,752

Kawasaki Kisen                                                                                  147,000                  502,575

Kissei Pharmaceutical Co. Ltd.                                                                   28,000                  414,573

Kobe Steel Ltd.                                                                                 376,000  (a)             428,500

Komeri Co. Ltd.                                                                                  16,000                  397,703

Koyo Seiko Co. Ltd.                                                                              58,000                  542,319

Matsumotokiyoshi Co. Ltd.                                                                         9,000                  459,530

Meitec Corp.                                                                                     14,600                  537,150

Mitsui Trust Holdings, Inc.                                                                      82,200  (a)             452,159

Nippon Shokubai Co. Ltd.                                                                        107,000                  659,628

Nissen Co. Ltd.                                                                                  33,300                  612,572

Nisshin Seifun Group, Inc.                                                                       36,000                  285,571

Nitori Co. Ltd.                                                                                   9,200                  658,794

Ricoh Leasing Co. Ltd.                                                                           32,000                  516,296

Rohto Pharmaceutical Co. Ltd.                                                                    28,800                  230,266

Sanyo Shinpan Finance Co. Ltd.                                                                   12,200                  434,620

Sanyo Shokai Ltd.                                                                                86,000                  557,179

Seino Transportation Co. Ltd.                                                                    79,000                  546,563

Shinko Electric Industries Co. Ltd.                                                              22,900                  583,597

Showa Corp.                                                                                      47,000                  481,640

Showa Denko K.K.                                                                                226,900  (a)             429,611

Sodick Co. Ltd.                                                                                  53,000  (a)             386,181

Sumisho Lease Co. Ltd.                                                                           25,700                  678,015

Sumitomo Rubber Industries Ltd.                                                                 104,000                  517,947

Tamron Co. Ltd.                                                                                   8,000                  328,069

Toho Gas Co. Ltd.                                                                               101,000                  292,740

USS Co. Ltd.                                                                                     10,800                  668,701

                                                                                                                      18,862,343

                                                                                                     The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--4.8%

ASM International NV                                                                             19,300  (a)             286,997

Core Laboratories NV                                                                             18,968                  266,500

Corio NV                                                                                         21,100                  713,167

Elsevier NV                                                                                      20,900                  236,444

Euronext NV                                                                                      15,300                  373,126

Koninklijke Ahold NV                                                                             26,000  (a)             248,352

Koninklijke BAM Groep NV                                                                         13,700                  322,123

Rodamco Europe NV                                                                                 3,700                  191,816

Sligro Food Group NV                                                                             12,400                  380,354

Stork NV                                                                                         32,000                  520,636

VNU NV                                                                                           12,200                  358,140

Wereldhave NV                                                                                     6,200                  393,731

                                                                                                                       4,291,386

NEW ZEALAND--0.4%

Fisher & Paykel Appliances Holdings Ltd.                                                         44,000                  378,174

NORWAY--0.6%

Ekornes ASA                                                                                      18,000                  288,789

TGS Nopec Geophysical Co. ASA                                                                    28,600  (a)             296,428

                                                                                                                         585,217

PORTUGAL--0.6%

Banco BPI SA Registered Shares                                                                  116,100                  334,456

Semapa--Sociedade de Investimento e
   Gestao, SGPS, SA                                                                              60,300                  208,171

                                                                                                                         542,627

SINGAPORE--1.2%

Fraser & Neave Ltd.                                                                              47,700                  284,093

Keppel Corp. Ltd.                                                                                95,500                  289,913

Neptune Orient Lines Ltd.                                                                       475,000  (a)             535,590

                                                                                                                       1,109,596

SOUTH KOREA--0.8%

Handsome Co. Ltd.                                                                                26,400                  209,268

Hanjin Shipping Co. Ltd.                                                                         24,800                  277,596

You Eal Electronics Co. Ltd.                                                                      9,000                  260,671

                                                                                                                         747,535


                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

SPAIN--4.2%

Actividades de Construccion y Servicios SA                                                       12,900                  547,196

Aguas de Barcelona                                                                               24,900                  329,904

Corporacion Mapfre, Compania
   Internacional de Reaseguros SA                                                                40,300                  440,408

Grupo Auxiliar Metalurgico SA                                                                    24,800                  592,368

Grupo Empresarial Ence SA                                                                        14,000                  256,353

Indra Sistemas SA                                                                                38,000                  444,524

Inmobiliria Urbis SA                                                                             62,000                  462,065

Red Electrica de Espana                                                                          24,100                  319,024

Telefonica Publicidad e Informacion SA                                                           74,500                  351,902

                                                                                                                       3,743,744

SWEDEN--1.9%

Alfa Laval AB                                                                                    26,000                  305,772

Castellum AB                                                                                     29,000                  511,579

Elekta AB                                                                                        24,500  (a)             392,618

Getinge Indutrier AB, Class B                                                                    14,000                  465,895

                                                                                                                       1,675,864

SWITZERLAND--5.6%

Actelion Ltd.                                                                                     4,400  (a)             378,274

Adecco SA Registered Shares                                                                       8,250                  408,648

Geberit AG Registered Shares                                                                        970                  360,814

Givaudan Registered Shares                                                                          665                  282,195

Lindt & Spruengli AG Registered Shares                                                               54                  411,979

Logitech Intenational SA                                                                          7,210  (a)             224,953

Micronas Semiconductor Holding AG Registered Shares                                              16,900  (a)             532,415

PSP Swiss Property AG                                                                             3,340                  413,285

Saurer AG                                                                                        17,940  (a)             653,701

Sika Finanz AG                                                                                    1,440                  535,641

Syngenta AG Registered Shares                                                                     4,300                  233,720

Synthes-Stratec, Inc.                                                                               360                  319,745

Vontobel Holding AG Registered Shares                                                            16,700                  284,609

                                                                                                                       5,039,979

UNITED KINGDOM--22.5%

Aga Foodservice Group PLC                                                                        97,100                  360,268

                                                             The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Aggregate Industries PLC                                                                        298,500                  423,389

Alliance & Leicester PLC                                                                         23,700                  331,426

Alliance Unichem PLC                                                                             36,200                  315,904

BPB PLC                                                                                          51,100                  271,214

Balfour Beatty PLC                                                                              103,700                  348,954

Barratt Developments PLC                                                                         39,300                  332,168

British Airways PLC                                                                             126,700  (a)             350,461

Cairn Energy PLC                                                                                104,200  (a)             624,991

Cattles PLC                                                                                     110,100                  600,845

Countryside Properties PLC                                                                       41,558                  131,720

Cranswick PLC                                                                                    51,000                  341,537

Crest Nicholson PLC                                                                              64,300                  310,249

DS Smith PLC                                                                                    144,600                  398,169

Dairy Crest Group PLC                                                                            38,200                  293,952

Davis Service Group PLC                                                                          68,500                  396,047

EMAP PLC                                                                                         23,100                  297,862

Eidos PLC                                                                                       151,800  (a)             337,805

Enterprise Inns PLC                                                                              41,700                  646,973

Galen Holdings PLC                                                                               58,900                  676,675

Gallaher Group PLC                                                                               33,800                  318,579

Geest PLC                                                                                        33,200                  258,515

HMV Group PLC                                                                                   143,500                  384,396

Holidaybreak PLC                                                                                 36,200                  331,263

ICAP PLC                                                                                         23,900                  493,680

Inchcape PLC                                                                                     30,700                  644,613

Jarvis PLC                                                                                      103,500                  527,803

Johnston Press PLC                                                                               60,900                  433,166

Kelda Group PLC                                                                                  36,100                  254,217

Kensington Group PLC                                                                            116,900                  685,606

Kidde PLC                                                                                       266,400                 454,317

Kier Group PLC                                                                                   35,700                  381,333

Luminar PLC                                                                                      52,500                  417,967

MFI Furniture Group PLC                                                                         116,100                  357,359

McBride PLC                                                                                     216,600                  378,398


                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

McCarthy & Stone PLC                                                                              61,800                  488,409

Meggitt PLC                                                                                      125,000                  484,582

Misys PLC                                                                                         66,000                  310,215

Next PLC                                                                                          21,500                  402,074

Northern Rock PLC                                                                                 39,600                  440,451

Speedy Hire PLC                                                                                   57,500                  351,582

Torex PLC                                                                                         73,300                  672,590

Travis Perkins PLC                                                                                18,700                  401,825

Ultra Electronics Holdings PLC                                                                    36,100                  317,734

United Business Media PLC                                                                         60,700                  420,634

Victrex PLC                                                                                       67,000                  395,735

Viridian Group PLC                                                                                35,500                  311,272

Wimpey (George) PLC                                                                               82,800                  502,834

Wolseley PLC                                                                                      43,400                  507,087

                                                                                                                       20,118,845

TOTAL EQUITIES (cost $69,515,721)                                                                                      86,532,644
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.4%
------------------------------------------------------------------------------------------------------------------------------------

Compagnia Assicuratrice Unipol Spa                                                               115,700                  225,351

Krones AG                                                                                          4,600                  297,703

Porsche AG                                                                                           850                  358,296

Rhoen-Klinikum AG--Vorzugsakt                                                                      7,600                  332,484

TOTAL PREFERRED STOCKS (cost $1,093,855)                                                                                1,213,834
------------------------------------------------------------------------------------------------------------------------------------

WARRANTS--0.0%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY--0.0%

Stada Arzneimittel AG, 10/13/2003                                                                 7,730  (a)              17,310

TOTAL WARRANTS (cost $0)                                                                                                  17,310
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Value ($)
SHORT-TERM INVESTMENTS--1.4%                                  Rate               Maturity        Par Value ($)         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--0.3%

U.S. Treasury Bill((+))                                     0.881%              12/18/2003         275,000              274,476

                                                                                                     The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                      Value ($)

SECURITY (CONTINUED)                                                                                                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--1.1%

Tri-party repurchase agreement dated 09/30/03
   with Salomon Smith Barney, Inc. and Investors Bank
   and Trust Company, due 10/01/03, with a maturity
   value of $1,001,366 and an effective yield of 0.70%,
   collateralized by a U.S. Government Obligation with
   a rate of 8.125%, a maturity date of 08/15/21 and
   a market value of $1,021,856                                                                                        1,001,346

TOTAL SHORT-TERM INVESTMENTS (cost $1,275,795)                                                                         1,275,822
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.4% (cost $71,885,371)                                                                           89,039,610

OTHER ASSETS, LESS LIABILITIES--0.6%                                                                                     505,281

NET ASSETS--100.0%                                                                                                    89,544,891

NOTES TO SCHEDULE OF INVESTMENTS:

(A)  NON-INCOME PRODUCING SECURITY.

((+))  DENOTES ALL OR PART OF SECURITY SEGREGATED AS COLLATERAL.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

SCHEDULE OF INVESTMENTS
September 30, 2003

                                                                 Percentage of
INDUSTRY SECTOR                                                  Net Assets (%)
--------------------------------------------------------------------------------

Consumer Discretionary                                                    20.7

Industrials                                                               18.6

Financials                                                                17.8

Materials                                                                 10.8

Information Technology                                                     9.6

Consumer Staples                                                           7.3

Health Care                                                                6.3

Energy                                                                     3.1

Utilities                                                                  2.3

Telecommunication Services                                                 1.5

Short-Term Investments                                                     1.4

  TOTAL INVESTMENTS                                                       99.4

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

STATEMENT OF ASSETS AND LIABILITIES September 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments, at value (Note 1A) (identified cost, $71,885,371)       89,039,610

Cash                                                                      3,238

Foreign currency, at value (identified cost, $772,841)                  789,679

Receivable for investments sold                                       2,135,692

Interest and dividends receivable                                       165,924

Tax reclaim receivable                                                   38,862

Prepaid expenses                                                          3,265

TOTAL ASSETS                                                         92,176,270
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investments purchased                                     2,553,926

Payable for variation margin on
  open financial futures contracts (Note 5)                              16,604

Accrued accounting and custody fees                                      32,352

Accrued trustees' fees and expenses (Note 2)                              1,673

Accrued expenses and other liabilities                                   26,824

TOTAL LIABILITIES                                                     2,631,379
--------------------------------------------------------------------------------

NET ASSETS (applicable to investors' beneficial interests) ($)       89,544,891

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

STATEMENT OF OPERATIONS

For the Period January 28, 2003 (commencement of operations) through September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C) ($):

Dividend income (net of foreign withholding taxes of $141,776)       1,095,677

Interest income (including securities lending
  income of $31,952 (Note 6))                                           38,312

TOTAL INCOME                                                         1,133,989

EXPENSES:

Investment advisory fee (Note 2)                                       411,507

Accounting and custody fees                                            166,391

Legal and audit services                                                27,120

Trustees' fees and expenses (Note 2)                                     3,850

Insurance expense                                                        3,705

Miscellaneous                                                            2,387

TOTAL EXPENSES                                                         614,960

Deduct:

Waiver of investment advisory fee (Note 2)                            (12,763)

NET EXPENSES                                                           602,197

NET INVESTMENT INCOME                                                  531,792
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ($):

Net Realized Gain (Loss):

Investment security transactions                                     2,642,560

Financial futures contracts                                           (72,744)

Foreign currency transactions and forward
  foreign currency exchange contracts                                  225,373

NET REALIZED GAIN                                                    2,795,189

Change in unrealized appreciation (depreciation):

Investment securities                                               15,240,507

Financial futures contracts                                           (50,155)

Foreign currency and forward foreign
  currency exchange contracts                                            5,869

Change in net unrealized appreciation (depreciation)                15,196,221

NET REALIZED AND UNREALIZED GAIN                                    17,991,410

NET INCREASE IN NET ASSETS FROM OPERATIONS                          18,523,202

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                  Period from January 28, 2003
                                                  (commencement of operations)
                                                         to September 30, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS

Net investment income                                                  531,792

Net realized gain                                                    2,795,189

Change in net unrealized appreciation (depreciation)                15,196,221

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS               18,523,202
--------------------------------------------------------------------------------

CAPITAL TRANSACTIONS ($):

Assets contributed by The Boston Company International Small Cap
  Fund (including unrealized appreciation of $1,891,429)            39,701,792

Contributions                                                       35,896,110

Withdrawals                                                        (4,576,213)

NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS                71,021,689

TOTAL INCREASE IN NET ASSETS                                        89,544,891
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                                                         --

END OF PERIOD                                                       89,544,891

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfolio

FINANCIAL HIGHLIGHTS

                                               Period from January 28, 2003
                                               (commencement of operations)
                                                      to September 30, 2003
--------------------------------------------------------------------------------

TOTAL RETURN (%)((+))                                              36.44(a)

RATIOS (%):

Expenses (to average daily net assets)((+)(+))                      1.46(b)

Net Investment Income (to average daily net assets)((+)(+))         1.29(b)

Portfolio Turnover                                                    46(a)
--------------------------------------------------------------------------------

Net Assets, End of Period (000's omitted) ($)                        89,545

((+)(+)) FOR THE PERIOD INDICATED, THE INVESTMENT ADVISOR VOLUNTARILY AGREED
         NOT TO IMPOSE A PORTION OF ITS INVESTMENT ADVISORY FEE AND/OR REIMBURSED THE PORTFOLIO FOR A PORTION OF ITS OPERATING EXPENSES. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE RATIOS WOULD HAVE BEEN:

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                                                     1.49(B)

        NET INVESTMENT INCOME                                        1.26(B)

((+)) TOTAL RETURN FOR THE PORTFOLIO INCLUDES PERFORMANCE OF THE BOSTON COMPANY
      INTERNATIONAL SMALL CAP FUND PRIOR TO ITS CONVERSION TO A MASTER-FEEDER STRUCTURE AND CONTRIBUTION OF ITS INVESTMENTS TO THE PORTFOLIO. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS.

(A)  NOT ANNUALIZED.

(B)  COMPUTED ON AN ANNUALIZED BASIS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Portfolio (the "Portfolio"), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Salomon Smith Barney Extended Market Ex-U.S. Index and, to a limited extent, emerging markets.

At September 30, 2003, there were two funds, The Boston Company International Small Cap Fund and Dreyfus Premier International Small Cap Fund invested in the Portfolio. The value of the funds' investment in the Portfolio reflects the funds' proportionate interests in the net assets of the Portfolio. At September 30, 2003, The Boston Company International Small Cap Fund and the Dreyfus Premier International Small Cap Fund held approximately 99.8% and 0.2% interests in the Portfolio, respectively.

On June 21, 2003, by vote of the Trustees, the name of the Standish International Small Cap Portfolio was changed to The Boston Company International Small Cap Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(A) INVESTMENT SECURITY VALUATIONS: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

(B) REPURCHASE AGREEMENTS: It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(C) SECURITIES TRANSACTIONS AND INCOME: Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of premium using the yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts usually received or paid.

(D) INCOME TAXES: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio' s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor' s distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(E) FOREIGN CURRENCY TRANSACTIONS: Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.


Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

(F) INVESTMENT RISK: There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(G) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

NOTE 2--Investment Advisory Fee:

On June 21, 2003, by vote of the Trustees, as a part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Portfolio Trust on behalf of the Portfolio to The Boston

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003. For the year ended September 30, 2003, the Portfolio paid $208,701 and $202,806 in investment advisory fees to Standish Mellon and TBCAM, respectively.

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Portfolio's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit the Portfolio's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.25% of the Portfolio's average daily net assets for the period from January 28, 2003 through February 28, 2003 and to 1.50% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for the period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $12,763 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

NOTE 3--Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended September 30, 2003 were $58,559,192 and $27,378,600, respectively. For the period ended September 30, 2003, the Portfolio did not purchase or sell any long-term U.S. Government securities.


NOTE 4--Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                                    $  72,010,657

     Gross unrealized appreciation                        17,360,208

     Gross unrealized depreciation                         (331,255)

     Net unrealized appreciation                       $  17,028,953

NOTE 5--Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

OPTIONS

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each con-

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not enter into option transactions during the period ended September 30, 2003.

FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio' s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

At September 30, 2003, the Portfolio held no forward foreign currency exchange contracts.

FUTURES CONTRACTS

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio' s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized

                                                                      The Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2003, the Portfolio held the following futures contracts:

                                                              Expiration                  Underlying Face              Unrealized
Contract                               Position                      Date             Amount at Value ($)                Loss ($)
------------------------------------------------------------------------------------------------------------------------------------

MSCI Pan-Euro
   (73 contracts)                           Long                  12/19/2003                        1,229,420             (79,124)

Topix Futures
   (4 contracts)                            Long                  12/11/2003                         364,501              (16,736)

                                                                                                                          (95,860)

NOTE 6--Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

The Portfolio loaned securities during the period ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Portfolio had no securities on loan.


NOTE 7--Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended September 30, 2003, the commitment fee was $263 for the Portfolio.

During the period ended September 30, 2003, the Portfolio had no borrowings under the credit facility.

NOTE 8--Transfer of Assets:

Investment operations began on January 28, 2003 with the acquisition of the investable assets of The Boston Company International Small Cap Fund in exchange for an interest in the Portfolio. The value of the investments transferred totaled $39,701,792, including net unrealized appreciation of $1,891,429. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of The Boston Company International Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master
Portfolio: The Boston Company International Small Cap Portfolio (formerly, Standish International Small Cap Portfolio) (the "Portfolio") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003


Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Boston Company Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

Samuel C. Fleming (63)

Trustee (1986)

c/o Decision Resources, Inc. 1100 Winter Street, Waltham, MA 02154

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Port Financial Corp.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

Caleb Loring III (59)

Trustee (1986)

c/o Essex Street Associates, 400 Essex Street, .Beverly, MA 01915

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Trustee, Essex Street Associates (family investment trust office)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 28

                              --------------

Benjamin M. Friedman (59)

Trustee (1986)

c/o Harvard University, Cambridge, MA 02138

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* William Joseph Maier, Professor of Political Economy, Harvard University

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                                                             The Fund

TRUSTEES AND OFFICERS (CONTINUED)

INDEPENDENT TRUSTEES (CONTINUED)

John H. Hewitt (68)

Trustee (1986)

P.O. Box 233, New London, NH 03257

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Trustee, The Peabody Foundation; Trustee, Mertens House, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28


INTERESTED TRUSTEES

Patrick J. Sheppard (38)

Trustee, President and Chief Executive Officer (2003)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Senior Vice President and Chief Operating Officer, Mellon Institutional Asset Management; formerly Vice President and Chief Financial Officer, Mellon Institutional Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Beverly E. Banfield (47)

Vice President and Secretary (1996)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Director and Secretary; Compliance Officer, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

Steven M. Anderson (38)

Vice President and Treasurer (1999)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Mutual Funds Controller, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

Denise B. Kneeland

Assistant Vice President (1996)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Manager, Mutual Funds Operations, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

Lisa Kane (33)

Assistant Vice President (1999)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Client Service Professional, Standish Mellon Asset
  Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

Cara E. Hultgren (34)

Assistant Vice President (2001)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Assistant Manager, Mutual Fund Operations since 2001; Shareholder Representative, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

Scott Simonds (43)

Assistant Vice President (2002)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Compliance Analyst, Boston Partners; Fund Accountant, Mellon Financial Corp.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        International Small Cap Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Advisor (to the Master Portfolio)

                        The Boston Company
                        Asset Management, LLC
                        Mellon Financial Center
                        One Boston Place
                        Boston, MA 02108

                        Administrator

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian and Sub-Administrator

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  500AR0903



      Dreyfus Premier Small Cap  Equity Fund

      ANNUAL REPORT September 30, 2003

                                                  YOU, YOUR ADVISOR AND
                                                  DREYFUS
                                                  A MELLON FINANCIAL COMPANY(TM)



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            16   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Board Members Information

                            25   Officers of the Fund

                            27   Schedule of Investments (Master Portfolio)

                            33   Statement of Assets and Liabilities
                                      (Master Portfolio)

                            34   Statement of Operations (Master Portfolio)

                            35   Statement of Changes in Net Assets
                                      (Master Portfolio)

                            36   Financial Highlights (Master Portfolio)

                            37   Notes to Financial Statements
                                       (Master Portfolio)

                            45   Report of Independent Auditors
                                        (Master Portfolio)

                            46   Trustees and Officers (Master Portfolio)

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                          Small Cap Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Small Cap Equity Fund covers the period from the fund's inception on February 1, 2003, through the end of its annual reporting period on September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Joseph M. Corrado and Stephanie Brandaleone, of The Boston Company Asset Management, LLC, adviser to the master portfolio in which the fund is invested.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter have been revised upward, and many economists expect further improvement in the third and fourth quarters. Rising economic expectations have driven many broad measures of stock market performance higher so far in 2003.

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. However, because the market sectors and individual stocks that perform best tend to change with the economy, we remain committed to the principles of professional management and diversification. As always, we encourage you to talk with your financial advisor who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

The Boston Company Asset Management, LLC, Investment Adviser

How did Dreyfus Premier Small Cap Equity Fund perform relative to its benchmark

Between the fund's inception on February 1, 2003, and the end of its annual reporting period on September 30, 2003, the fund produced total returns of 32.00% for its Class A shares, 31.36% for its Class B shares, 31.36% for its Class C shares, 32.22% for its Class R shares and 31.79% for its Class T shares.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index, produced a total return of 29.12% from January 31, 2003, through September 30, 2003.(2)

We attribute the market's strong performance to a sustained rally that began in March 2003 and continued through the summer. The rally was led by small-cap stocks, particularly those from the technology and health care sectors. The fund's returns were higher than its benchmark, primarily because of the success of our security selection strategy in the positive market environment.

What is the fund's investment approach?

The fund seeks long-term growth of capital. The fund is a "feeder fund" that invests all of its assets in a "master" portfolio known as The Boston Company Small Cap Value Portfolio of the Mellon Institutional Funds Master Portfolio. The fund invests, under normal circumstances, at least 80% of its assets in the stocks of small-cap U.S. companies, and may invest up to 15% of its assets in foreign companies. The fund also may invest up to 20% of its net assets in high-grade fixed-income securities with remaining maturities of three years or less.

We employ a value-based investment style, in which we seek to identify companies with stocks trading at prices below what we believe to be their intrinsic values. We measure value by evaluating each company's valuation multiples (price/earnings, price/sales, price/cash

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

flow), current competitive position and expected business growth relative to its industry.

We focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

What other factors influenced the fund's performance?

Small-cap stocks rallied strongly from the fund's inception through the end of its annual reporting period. Small-cap stocks outpaced large-cap stocks during this reporting period by over 14%(S&P 500 Index versus the Russell 2000 Index). The small-cap rally was broad-based, though it was led by the technology and health care sectors.

The fund was well-positioned during the reporting period by being overweighted in both the technology and health care sectors. The largest contributions to the fund' s relative performance, though, came from stock selection in the commodities, financial and consumer sectors. Performance from the fund's capital goods holdings was the largest detractor to the fund's performance.

The fund's largest holding, Louisiana-Pacific Corp., was among the fund's top performers in the reporting period. This building material manufacturer's share price rose due to the restructuring of its balance sheet as a result of the sale of timberland assets and strong pricing for its most important product -- oriented strand board. In the financial sector, Knight Trading Group, Inc., the largest NASDAQ market maker, was also a strong performer in the reporting period. We believe Knight is benefiting from management's strategic positioning in the institutional market. Among consumer stocks, publisher Marvel Enterprises, Inc. continued its turnaround from earlier bankruptcy, and its share price also rose. Marvel benefited from character-licensing revenues of its well-known comic book heroes, including Spiderman.

Capital goods holding Waste Connections, Inc. was among the laggards for the reporting period. Despite its negative contribution to the fund's performance in the reporting period, Waste Connections, Inc. remains a top ten holding due to its strong free cash flow, solid acquisition pipeline and what we believe is an improving outlook for revenue growth.


What is the fund's current strategy?

Our stock selection process during the reporting period has uncovered what we feel are compelling investment ideas in economically sensitive industries. In the wake of outperformance for these stocks, we are beginning to find opportunities among more stable companies with consistent earnings. Consumer staples and business services are two groups that fall in this category. We are also becoming more interested in energy companies since these stocks have lagged considerably despite solid business prospects. We remain cautious on interest-sensitive stocks in the banking and REIT sector based on historically high valuations. As always, we are looking for potential turnaround situations, asset opportunities and companies that have temporarily stumbled. These "special situations" show up in all industries and currently represent a significant portion of the fund' s holdings. Another large portion of the portfolio are companies that we previously viewed as "special situations" that have worked and are in the process of becoming more widely accepted in the market.

In our view, our longstanding strategy of choosing individual stocks according to their valuations and business prospects has the potential to be an effective strategy in today's more fully valued market environment.

October 15, 2003

THE FUND INVESTS IN A "MASTER PORTFOLIO" THAT HAS THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND. THIS IS KNOWN AS A MASTER/FEEDER ARRANGEMENT. THE INVESTMENT ADVISER TO THE MASTER PORTFOLIO IS THE BOSTON COMPANY ASSET MANAGEMENT, LLC, AN AFFILIATE OF DREYFUS. REFERENCES TO THE "FUND" IN THIS REPORT GENERALLY MEAN THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

EXHIBIT A:

                 Dreyfus        Dreyfus        Dreyfus       Dreyfus       Dreyfus
                 Premier        Premier        Premier       Premier       Premier
               Small Cap      Small Cap      Small Cap      Small Cap     Small Cap
                 Equity         Equity         Equity        Equity        Equity       Russell
                  Fund           Fund           Fund          Fund          Fund         2000
   PERIOD       (Class A       (Class B       (Class C       (Class R     (Class T       Value
                 shares)        shares)        shares)       shares)       shares)      Index *

   2/1/00        9,428          10,000         10,000        10,000         9,551       10,000
   9/30/00       11,972         12,698         12,698        12,698        12,127       11,667
   9/30/01       12,346         13,094         13,094        13,094        12,506       12,322
   9/30/02       13,007         13,795         13,795        13,795        13,175       12,140
   9/30/03       16,863         17,499         17,799        17,915        17,054       15,985


Comparison of change in value of $10,000 investment in Dreyfus Premier Small Cap Equity Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER SMALL CAP EQUITY FUND ON 2/1/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 VALUE INDEX (THE "INDEX") ON THAT DATE. PERFORMANCE FOR EACH SHARE CLASS WILL VARY FROM THE PERFORMANCE OF THE FUND'S OTHER SHARE CLASSES DUE TO DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS ITS ASSETS IN A "MASTER PORTFOLIO" THAT HAS THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND. THIS IS KNOWN AS A MASTER/FEEDER ARRANGEMENT. THE FUND DID NOT HAVE ITS OWN PERFORMANCE AS OF 1/31/03. THE PERFORMANCE INFORMATION ABOVE REPRESENTS THE PERFORMANCE OF THE MASTER PORTFOLIO (WHICH REFLECTS THE PERFORMANCE OF ITS PREDECESSOR FUND) AND THE EXPENSES OF THE MASTER PORTFOLIO'S PREDECESSOR FUND THROUGH JANUARY 31, 2003 AND THE FUND'S PERFORMANCE THEREAFTER. THE MASTER PORTFOLIO'S PREDECESSOR FUND CONTRIBUTED ALL OF ITS ASSETS TO THE MASTER PORTFOLIO BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS ON 2/3/03. 2/1/00 REPRESENTS THE INCEPTION DATE OF THE MASTER PORTFOLIO'S PREDECESSOR FUND. PERFORMANCE FIGURES FOR THE MASTER PORTFOLIO'S PREDECESSOR FUND HAVE NOT BEEN ADJUSTED TO REFLECT THE FUND'S ESTIMATED OPERATING EXPENSES; IF THESE EXPENSES HAD BEEN REFLECTED, SUCH PERFORMANCE WOULD HAVE BEEN LOWER.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/03

                                                                                   Inception                              From
                                                                                     Date            1 Year             Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                      2/1/00         22.21%            15.35%
WITHOUT SALES CHARGE                                                                   2/1/00         29.65%            17.22%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                                2/1/00         25.02%            16.52%
WITHOUT REDEMPTION                                                                     2/1/00         29.02%            17.06%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                             2/1/00         28.02%            17.06%
WITHOUT REDEMPTION                                                                     2/1/00         29.02%            17.06%

CLASS R SHARES                                                                         2/1/00         29.86%            17.27%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                    2/1/00         23.64%            15.70%
WITHOUT SALES CHARGE                                                                   2/1/00         29.44%            17.17%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES September 30, 2003

                                                                          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investment in The Boston Company Small Cap
  Value Portfolio (Portfolio), at value (Note 1A)                       260,582

Receivable for Fund shares sold                                           4,713

Receivable from administrator (Note 2)                                  102,040

TOTAL ASSETS                                                            367,335
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for Fund shares redeemed                                          7,542

Accrued accounting, custody and transfer agent fees                         420

Accrued expenses and other liabilities                                  101,971

TOTAL LIABILITIES                                                       109,933
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          257,402
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF ($):

Paid-in capital                                                         250,938

Accumulated net realized gain                                             8,394

Net unrealized depreciation                                             (1,930)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          257,402
--------------------------------------------------------------------------------

NET ASSETS ATTRIBUTABLE TO ($):

Class A                                                                 145,562

Class B                                                                  48,379

Class C                                                                  47,618

Class R                                                                   7,935

Class T                                                                   7,908
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING:

Class A                                                                7,877.28

Class B                                                                2,630.80

Class C                                                                2,589.05

Class R                                                                  428.57

Class T                                                                  428.57
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($):

(Net Assets/Shares outstanding)

Class A (Offering Price $19.61)                                           18.48

Class B                                                                   18.39

Class C                                                                   18.39

Class R                                                                   18.52

Class T (Offering Price $19.32)                                           18.45

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

STATEMENT OF OPERATIONS

For the Period February 1, 2003 (commencement of operations) through September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B) ($):

Dividend income allocated from Portfolio
  (net of foreign withholding taxes of $3)                                 488

Interest income allocated from Portfolio                                    19

Expenses allocated from Portfolio                                        (620)

NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO                           (113)

EXPENSES:

Registration fees                                                       72,727

Professional fees                                                       25,142

Custodian fees                                                             247

Distribution fees (Note 2b)                                                226

Shareholder servicing costs (Note 2c)                                      128

Transfer agent fees (Note 2c)                                               46

Prospectus and shareholders' reports                                     2,250

Administration service fee (Note 2a)                                        56

Miscellaneous                                                            1,569

TOTAL EXPENSES                                                         102,391

Deduct:

Reimbursement of Fund operating expenses (Note 2)                    (102,040)

NET EXPENSES                                                               351

NET INVESTMENT (LOSS)                                                    (464)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ($):

Net realized gain allocated from Portfolio on:

Investment security transactions                                        17,763

Financial futures contracts                                                424

NET REALIZED GAIN                                                       18,187

Change in unrealized appreciation (depreciation) allocated from Portfolio on:

Investment securities                                                  (1,930)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                   (1,930)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         16,257

NET INCREASE IN NET ASSETS FROM OPERATIONS                              15,793

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                  Period from February 1, 2003
                                                  (commencement of operations)
                                                         to September 30, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

INCREASE (DECREASE) IN NET ASSETS

  FROM INVESTMENT OPERATIONS:

Net investment (loss)                                                    (464)

Net realized gain                                                       18,187

Change in net unrealized appreciation (depreciation)                   (1,930)

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                   15,793
--------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4) ($):

Net proceeds from sale of shares:

Class A                                                                144,659

Class B                                                                 58,579

Class C                                                                 53,505

Class R                                                                  6,000

Class T                                                                  6,000

Cost of shares redeemed:

Class B                                                               (17,848)

Class C                                                                (9,286)

NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS                   241,609

TOTAL INCREASE IN NET ASSETS                                           257,402
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                                                         --

END OF PERIOD                                                          257,402

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the period from Febuary 1, 2003 (commencement of operations) to September 30, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS A SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  14.00

From Investment Operations:

Net investment (loss)((+))                                         (.05)(a)

Net realized and unrealized gain on investments                        4.53

Total from investment operations                                       4.48

Net Asset Value, End of Period                                        18.48
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  32.00(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                          .89(c)

Net Investment (Loss) (to average daily net assets)((+))           (.29)(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                            146

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (21.53)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS)  (%):

        EXPENSES                         121.07(C)

        NET INVESTMENT (LOSS)           (120.47)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

FINANCIAL HIGHLIGHTS (continued)

                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS B SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  14.00

From Investment Operations:

Net investment (loss)((+))                                         (.13)(a)

Net realized and unrealized gain on investments                        4.52

Total from investment operations                                       4.39

Net Asset Value, End of Period                                        18.39
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  31.36(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.39(c)

Net Investment (Loss) (to average daily net assets)((+))           (.79)(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                             48

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (20.36)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS)  (%):

        EXPENSES                         121.56(C)

        NET INVESTMENT (LOSS)           (120.96)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS C SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  14.00

Net investment (loss)((+))                                         (.13)(a)

Net realized and unrealized gain on investments                        4.52

Total from investment operations                                       4.39

Net Asset Value, End of Period                                        18.39
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  31.36(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.38(c)

Net Investment (Loss) (to average daily net assets)((+))            (.79)(c
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                             48

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (20.89)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS)  (%):

        EXPENSES                         121.56(C)

        NET INVESTMENT (LOSS)           (120.97)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

FINANCIAL HIGHLIGHTS (continued)

                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS R SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  14.00

Net investment (loss)((+))                                         (.02)(a)

Net realized and unrealized gain on investments                        4.54

Total from investment operations                                       4.52

Net Asset Value, End of Period                                        18.52
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  32.22(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                          .73(c)

Net Investment (Loss) (to average daily net assets)((+))           (.13)(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                              8

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (19.34)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS)  (%):

        EXPENSES                         120.90(C)

        NET INVESTMENT (LOSS)           (120.30)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                               Period from February 1, 2003
                                                (commencement of operations)
CLASS T SHARES                                        to September 30, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net Asset Value, Beginning of Period                                  14.00

Net investment (loss)((+))                                         (.07)(a)

Net realized and unrealized gain on investments                        4.52

Total from investment operations                                       4.45

Net Asset Value, End of Period                                        18.45
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  31.79(bc)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Expenses (to average daily net assets)((+))                         1.06(c)

Net Investment (Loss) (to average daily net assets)((+))           (.46)(c)
--------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted) ($)                              8

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS WOULD HAVE BEEN:

  NET INVESTMENT (LOSS) PER SHARE ($)   (19.36)(A)

  RATIOS (TO AVERAGE DAILY NET ASSETS)  (%):

        EXPENSES                         121.24(C)

        NET INVESTMENT (LOSS)           (120.64)(C)

(A) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(B) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE
    WAIVERS AND WAS CALCULATED EXCLUSIVE OF SALES CHARGES.

(C) NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Stock Funds (the "Company") had no operations until February 1, 2003 (commencement of operations) other than matters relating to its organization and registration as a Massachusetts business trust and as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Dreyfus Premier Small Cap Equity Fund (the "Fund") was initially capitalized by the sale and issuance of $6,000 worth of shares of Beneficial Interest of each of Class A, Class B, Class C, Class R and Class T, respectively, to MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation. The Fund is a separate diversified portfolio of the Company. The Fund' s investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

The Fund is a "feeder fund" that invests all of its investable assets in a "master" portfolio known as The Boston Company Small Cap Value Portfolio (the "Portfolio"), a series of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 0.6% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.


Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund's shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(A) INVESTMENT SECURITY VALUATIONS: The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(D) ALLOCATION OF OPERATING ACTIVITY: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund's shares, are charged to that class' operations.

(E) FEDERAL INCOME TAXES: The Fund intends to qualify as a "regulated investment company", if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital gains $1,465 and undistributed investment income $6,950.

During the period ended September 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $464, decreased net realized gain by $9,793 and increased paid-in capital by $9,329. Net assets were not affected by this reclassification.


NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Pursuant to an Administration Agreement with Dreyfus, the Company has agreed to pay Dreyfus a monthly administration fee at the annual rate of 0.10% of the value of the Fund's average daily net assets. Dreyfus is currently limiting the operating expenses, or assuming all or a part of the expenses of the Fund, excluding Rule 12b-1 fees, Shareholder Services fees and any class specific expenses, to 1.10% of the Fund's average daily net assets. Pursuant to this expense limitation, for the period ended September 30, 2003, Dreyfus voluntarily reimbursed the Fund in the amount of $102,040 for its operating expenses. This expense limitation and/or waiver was voluntary, not contractual, and may be terminated at any time.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2003, Class B, Class C and Class T shares were charged $132, $83 and $11, respectively, pursuant to the Plan.

During the period ended September 30, 2003, the Distributor retained no commissions earned on sales of Class A and T shares, and no contingent deferred sales charges on redemptions of the Fund's Class B and C shares.

(C) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of

                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2003, Class A, Class B, Class C and Class T shares were charged $45, $44, $28 and $11, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 2003, the Fund was charged $46 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus Family of Funds (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the 1940 Act receives an annual retainer of $30,000, an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. For the period ended September 30, 2003, the Fund incurred no Directors' fees or expenses.

NOTE 3--Investment Transactions:

Increases and decreases in the Fund's investment in the Portfolio for the period ended September 30, 2003 aggregated $264,030 and $19,592, respectively.


NOTE 4--Capital Share Transactions:

                                                Period from February 1, 2003
                                                (commencement of operations)
                                                       to September 30, 2003
--------------------------------------------------------------------------------

     CLASS A

     Shares sold                                                   7,877.28

     NET INCREASE                                                  7,877.28

     CLASS B

     Shares sold                                                   3,633.71

     Shares redeemed                                              (1,002.91)

     NET INCREASE                                                  2,630.80

     CLASS C

     Shares sold                                                   3,098.45

     Shares redeemed                                                (509.40)

     NET INCREASE                                                  2,589.05

     CLASS R

     Shares sold                                                     428.57

     NET INCREASE                                                    428.57

     CLASS T

     Shares sold                                                     428.57

     NET INCREASE                                                    428.57

At September 30, 2003, one shareholder, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held of record approximately 100% of the total outstanding shares of the Class R and T shares of the Fund. In addition, one shareholder of record held approximately 12% of the total outstanding shares of the Class A shares of the Fund. Four shareholders of record held approximately 32%, 23%, 16% and 12% of the total outstanding shares of the Class B shares of the Fund. Three shareholders of record held approximately 49% , 17% and 10% of the outstanding shares of the Class C shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

                                                             The Fund

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

REPORT OF INDEPENDENT AUDITORS

To the Directors of Dreyfus Premier Stock Funds and the Shareholders of Dreyfus Premier Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Premier Stock Funds: Dreyfus Premier Small Cap Equity Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as " financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investment in the Portfolio at September 30, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003


Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                                --------------

DAVID W. BURKE (67)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                                --------------

WILLIAM HODDING CARTER III (68)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Independent Sector, Director

* The Century Foundation, Director

* The Enterprise Corporation of the Delta, Director

* Foundation of the Mid-South, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

EHUD HOUMINER (63)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of

 Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

RICHARD C. LEONE (63)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

HANS C. MAUTNER (65)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President--International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)

* Director and Vice Chairman of Simon Property Group (1998-2003)

* Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors, which merged into Simon Property Group in 1998 (1972-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ROBIN A. PRINGLE (40)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young people with caring adult mentors

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

JOHN E. ZUCCOTTI (66)

BOARD MEMBER (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE OCTOBER 2002.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE OCTOBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE OCTOBER 2002.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE OCTOBER 2002.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE OCTOBER 2002.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE OCTOBER 2002.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, TREASURER SINCE  OCTOBER 2002.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager -- Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio



SCHEDULE OF INVESTMENTS
September 30, 2003

                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

EQUITIES--97.4%

BASIC INDUSTRY--7.1%

Circor International, Inc.                                                                       10,100                  193,920

Cooper Tire & Rubber Co.                                                                          9,600                  152,352

Florida Rock Industries, Inc.                                                                    10,800                  535,680

Glamis Gold Ltd.                                                                                 16,600  (a)             219,120

Hecla Mining Co.                                                                                 20,400  (a)             106,896

Ionics, Inc.                                                                                      9,000  (a)             220,140

Kinross Gold Corp.                                                                               44,700  (a)             333,462

Louisiana-Pacific Corp.                                                                          84,200  (a)           1,160,276

Meridian Gold, Inc.                                                                              24,400  (a)             286,212

                                                                                                                       3,208,058

CAPITAL GOODS--8.2%

Applied Industrial Technologies, Inc.                                                            13,800                  274,206

Dycom Industries, Inc.                                                                            6,600  (a)             134,574

Esterline Technologies Corp.                                                                     17,000  (a)             327,930

Heico Corp.                                                                                      18,300                  248,880

Herley Industries, Inc.                                                                          23,100  (a)             404,712

Interface, Inc., Class A                                                                         21,600  (a)             117,072

Landstar System, Inc.                                                                             6,200  (a)             378,324

McGrath RentCorp.                                                                                 7,900                  220,805

Sypris Solutions, Inc.                                                                           15,800                  216,934

TETRA Technologies, Inc.                                                                         21,150  (a)             436,113

Trinity Industries                                                                               11,400                  294,690

Waste Connections, Inc.                                                                          18,900  (a)             663,201

                                                                                                                       3,717,441

CONSUMER STABLE--5.5%

Adolph Coors Co., Class B                                                                         4,100                  220,416

Dial Corp.                                                                                       33,100                  712,974

Duane Reade, Inc.                                                                                25,600  (a)             408,320

FAO, Inc.                                                                                        13,300  (a)              55,195

Green Mountain Coffee Roasters, Inc.                                                             10,000  (a)             198,100

Maxwell Shoe Co., Inc., Class A                                                                  18,000  (a)             258,480

Monterey Pasta Co.                                                                               45,400  (a)             167,980

Nutraceutical International Corp.                                                                16,500  (a)             171,105

                                                                                                     The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STABLE (CONTINUED)

Ralcorp Holdings, Inc.                                                                           11,300  (a)             313,010

                                                                                                                       2,505,580

EARLY CYCLICAL--4.5%

Atlantic Coast Airlines, Inc.                                                                    39,900  (a)             339,549

BorgWarner, Inc.                                                                                  3,300                  223,905

Dollar Thrifty Automotive Group, Inc.                                                            15,900  (a)             361,248

RedEnvelope, Inc.                                                                                19,500  (a)             273,000

Simpson Manufacturing Co., Inc.                                                                   7,700  (a)             314,853

Yankee Candle Co., Inc.                                                                          21,300  (a)             542,724

                                                                                                                       2,055,279

ENERGY--3.2%

Arch Coal, Inc.                                                                                  10,300                  228,763

Evergreen Resources, Inc.                                                                         7,400  (a)             199,800

Grey Wolf, Inc.                                                                                  78,800  (a)             274,224

Hydril Co.                                                                                        7,700  (a)             156,002

Key Energy Services, Inc.                                                                        36,000  (a)             347,400

Western Gas Resources, Inc.                                                                       5,900                  224,200

                                                                                                                       1,430,389

FINANCIAL--14.9%

Bank of Hawaii Corp.                                                                             11,600                  389,528

City National Corp.                                                                               9,200                  468,832

Cullen/Frost Bankers, Inc.                                                                       10,400                  387,192

Federal Agricultural Mortgage Corp., Class C                                                      9,000  (a)             243,000

First Charter Corp.                                                                              11,900                  233,240

First Community Bancorp                                                                           6,600                  221,034

First Republic Bank                                                                              12,200                  376,126

First State Bancorporation                                                                        8,900                  263,529

FirstFed Financial Corp.                                                                         10,400  (a)             410,800

Hub International Ltd.                                                                           13,700                  224,680

Investors Financial Services Corp.                                                               11,600                  364,240

Knight Trading Group, Inc.                                                                       73,000  (a)             835,850

Phoenix Cos., Inc.                                                                               58,300                  673,365

Protective Life Corp.                                                                             7,500                  223,875

Provident Bankshares Corp.                                                                        6,500                  183,625

Santander BanCorp                                                                                35,900                  673,843


                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Southwest Bancorp of Texas, Inc.                                                                 12,300                  449,073

Sterling Bancshares, Inc.                                                                        13,500                  161,055

                                                                                                                       6,782,887

GROWTH CYCLICAL--11.1%

Bally Total Fitness Holding Corp.                                                                46,300  (a)             400,495

BJ's Wholesale Club, Inc.                                                                        33,650  (a)             651,801

Electronics Boutique Holdings                                                                    13,600  (a)             388,552

Footlocker, Inc.                                                                                 49,400                  800,280

G-III Apparel Group Ltd.                                                                          4,600  (a)              44,804

Gadzooks Inc.                                                                                    35,000  (a)             171,640

Genesco, Inc.                                                                                    12,900  (a)             207,174

Good Guys, Inc.                                                                                  90,000  (a)             179,100

Ingram Micro, Inc., Class A                                                                      24,400  (a)             318,420

Nordstrom, Inc.                                                                                  17,600                  436,656

Saks, Inc.                                                                                       31,400  (a)             362,042

School Specialty, Inc.                                                                            9,600  (a)             270,816

Steven Madden Ltd.                                                                               23,700  (a)             449,589

Too, Inc.                                                                                        14,100  (a)             207,693

Zale Corp.                                                                                        3,600  (a)             159,876

                                                                                                                       5,048,938

HEALTH CARE--10.7%

FEI Co.                                                                                          12,200  (a)             284,748

Hanger Orthopedic Group, Inc.                                                                    17,600  (a)             270,160

ICU Medical, Inc.                                                                                18,200  (a)             495,222

ImmunoGen, Inc.                                                                                  34,000  (a)             151,300

Medicines Co. (The)                                                                               6,000  (a)             156,000

Neurocrine Biosciences, Inc.                                                                      3,900  (a)             193,128

Orthodontic Centers of America, Inc.                                                             25,200  (a)             198,576

Orthofix International NV                                                                         6,600  (a)             241,560

Perrigo Co.                                                                                      51,800                  659,414

Polymedica Industries, Inc.                                                                       9,400                  249,100

Psychiatric Solutions, Inc.                                                                      16,300  (a)             225,103

Select Medical Corp.                                                                             29,300  (a)             843,840

Sierra Health Services, Inc.                                                                     22,020  (a)             452,511

Triad Hospitals, Inc.                                                                             9,200  (a)             278,576

                                                                                                     The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

United Therapeutics Corp.                                                                         6,800  (a)             153,612

                                                                                                                       4,852,850

REAL ESTATE--5.6%

Alexandria Real Estate Equities, Inc., REIT                                                      12,200                  585,966

Felcor Lodging Trust Inc., REIT                                                                  20,200                  209,272

Health Care REIT, Inc.                                                                            7,000                  215,950

Innkeepers USA Trust, REIT                                                                       38,400                  334,080

MeriStar Hospitality Corp., REIT                                                                 27,700                  196,116

Newcastle Investment Corp., REIT                                                                 15,200                  349,448

SL Green Realty Corp., REIT                                                                      10,800                  389,988

Ventas, Inc., REIT                                                                               14,600                  249,952

                                                                                                                       2,530,772

SERVICES--9.1%

Celadon Group, Inc.                                                                               7,000  (a)              89,950

Charter Communications, Inc., Class A                                                            34,860  (a)             143,623

Cincinnati Bell, Inc.                                                                            27,300  (a)             138,957

Commonwealth Telephone Enterprises, Inc.                                                          7,200  (a)             288,936

Gemstar-TV Guide International, Inc.                                                             84,200  (a)             398,266

Hearst-Argyle Television, Inc.                                                                   13,100  (a)             317,020

Hollywood Entertainment Corp.                                                                    27,200  (a)             462,400

Hudson Highland Group, Inc.                                                                      17,575  (a)             338,143

Jones Lang LaSalle, Inc.                                                                         11,400  (a)             210,900

Labor Ready, Inc.                                                                                30,900  (a)             310,545

Mandalay Resort Group                                                                             9,300                  368,373

Mobile Mini, Inc.                                                                                24,800  (a)             478,392

VCA Antech, Inc.                                                                                 16,700  (a)             393,285

Watson Wyatt & Co. Holdings                                                                       8,200  (a)             184,582

                                                                                                                       4,123,372

TECHNOLOGY--14.7%

Advanced Fibre Communications, Inc.                                                               7,700  (a)             161,469

Andrew Corp.                                                                                     12,600  (a)             154,854

Ansoft Corp.                                                                                     18,900  (a)             193,725

Borland Software Corp.                                                                           13,300  (a)             122,493

Brillian Corp.                                                                                    4,575  (a)              41,221

Credence Systems Corp.                                                                           17,100  (a)             196,650


                                                                                                                         Value ($)
SECURITY                                                                                         Shares                  (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Earthlink, Inc.                                                                                  19,600  (a)             161,308

Electronics for Imaging, Inc.                                                                    15,100  (a)             352,132

Fisher Scientific International, Inc.                                                             5,600  (a)             222,264

Gateway, Inc.                                                                                    23,900  (a)             135,274

Informatica Corp.                                                                                24,000  (a)             178,800

KEMET Corp.                                                                                      30,000  (a)             382,200

ManTech International Corp., Class A                                                              8,500  (a)             211,480

Midway Games, Inc.                                                                               56,900  (a)             168,424

Nanometrics, Inc.                                                                                20,500  (a)             248,460

NetIQ Corp.                                                                                      18,700  (a)             223,278

Networks Associates, Inc.                                                                        24,100  (a)             331,616

Perot Systems Corp., Class A                                                                     17,900  (a)             179,000

Polycom, Inc.                                                                                    13,500  (a)             224,235

Powerwave Technologies, Inc.                                                                     32,200  (a)             213,164

Quixote Corp.                                                                                     9,400                  236,410

Rainbow Technologies, Inc.                                                                       34,200  (a)             312,588

Richardson Electronics, Ltd.                                                                     17,300                  183,380

Somera Communications, Inc.                                                                     150,300  (a)             275,049

Stratex Networks, Inc.                                                                           57,800  (a)             222,530

Sybase, Inc.                                                                                     28,300  (a)             481,383

Technitrol, Inc.                                                                                 11,400  (a)             209,874

Tellabs, Inc.                                                                                    32,600  (a)             221,354

THQ, Inc.                                                                                        13,700  (a)             224,954

Tier Technologies, Inc., Class B                                                                 22,300  (a)             198,693

                                                                                                                       6,668,262

UTILITIES--2.8%

AGL Resources, Inc.                                                                              15,000                  422,550

Black Hills Corp.                                                                                13,400                  413,524

Cleco Corp.                                                                                      26,300                  429,742

                                                                                                                       1,265,816

TOTAL EQUITIES (cost $37,303,474)                                                                                     44,189,644
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Value ($)
SHORT-TERM INVESTMENTS--3.4%                                  Rate               Maturity        Par Value ($)         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--0.2%

U.S. Treasury Bill                                          0.881%             12/18/2003           100,000               99,809

                                                                                                     The Fund

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                                       Value ($)
SECURITY (CONTINUED)                                                                                                   (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--3.2%

Tri-party repurchase agreement dated 09/30/03
   with Salomon Smith Barney, Inc. and Investors
   Bank and Trust Company, due 10/01/03, with
   a maturity value of $1,456,637 and an effective
   yield of 0.70%, collateralized by a U.S. Government
   Obligation with a rate of 8.125%, a maturity date
   of 08/15/21 and a market value of $1,486,272                                                                        1,456,609

TOTAL SHORT-TERM INVESTMENTS (cost $1,556,418)                                                                         1,556,418
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8% (cost $38,859,892)                                                                          45,746,062

OTHER ASSETS, LESS LIABILITIES--(0.8%)                                                                                 (373,190)

NET ASSETS--100.0%                                                                                                    45,372,872



NOTES TO SCHEDULE OF INVESTMENTS:

REIT REAL ESTATE INVESTMENT TRUST

(A)  NON-INCOME PRODUCING SECURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003

                                                                          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments, at value (Note 1A) (identified cost, $38,859,892)       45,746,062

Cash                                                                      1,437

Receivable for investments sold                                         883,131

Interest and dividends receivable                                        25,969

Prepaid expenses                                                          3,636

TOTAL ASSETS                                                         46,660,235
--------------------------------------------------------------------------------

LIABILITIES:

Payable for investments purchased                                     1,254,143

Accrued accounting and custody fees                                       7,073

Accrued trustees' fees and expenses (Note 2)                                361

Accrued expenses and other liabilities                                   25,786

TOTAL LIABILITIES                                                     1,287,363
--------------------------------------------------------------------------------

NET ASSETS (applicable to investors' beneficial interests) ($)       45,372,872

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

STATEMENT OF OPERATIONS

For the Period January 28, 2003 (commencement of operations) through September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C) ($):

Dividend income (net of foreign withholding taxes of $1,129)           271,311

Interest income (including securities
  lending income of $7,776 (Note 6))                                    11,803

TOTAL INCOME                                                           283,114

EXPENSES:

Investment advisory fee (Note 2)                                       220,643

Accounting and custody fees                                             48,898

Legal and audit services                                                26,345

Insurance expense                                                        3,334

Trustees' fees and expenses (Note 2)                                     2,340

Miscellaneous                                                            2,060

TOTAL EXPENSES                                                         303,620

Deduct:

Waiver of investment advisory fee (Note 2)                               (966)

NET EXPENSES                                                           302,654

NET INVESTMENT (LOSS)                                                 (19,540)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ($):

Net Realized Gain:

Investment security transactions                                     4,184,532

Financial futures contracts                                            251,260

NET REALIZED GAIN                                                    4,435,792

Change in unrealized appreciation (depreciation):

Investment securities                                                7,322,913

Financial futures contracts                                             96,760

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                 7,419,673

NET REALIZED AND UNREALIZED GAIN                                    11,855,465

NET INCREASE IN NET ASSETS FROM OPERATIONS                          11,835,925

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                  Period from January 28, 2003
                                                  (commencement of operations)
                                                         to September 30, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS

Investment (loss)                                                     (19,540)

Net realized gain                                                    4,435,792

Change in net unrealized appreciation (depreciation)                 7,419,673

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS               11,835,925
--------------------------------------------------------------------------------

CAPITAL TRANSACTIONS ($):

Assets contributed by The Boston Company Small Cap Value
  Fund (including unrealized depreciation of $533,503)              36,721,319

Contributions                                                        5,115,275

Withdrawals                                                        (8,299,647)

NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS                33,536,947

TOTAL INCREASE IN NET ASSETS                                        45,372,872
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                                                         --

END OF PERIOD                                                       45,372,872

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

FINANCIAL HIGHLIGHTS

                                               Period from January 28, 2003
                                               (commencement of operations)
                                                      to September 30, 2003
--------------------------------------------------------------------------------

TOTAL RETURN (%)((+))                                              29.85(A)

RATIOS (%):

Expenses (to average daily net assets)((+)(+))                      1.10(b)

Net Investment Loss (to average daily net assets)((+)(+))          (.07)(b)

Portfolio Turnover                                                   102(a)
--------------------------------------------------------------------------------

Net Assets, End of Period (000's omitted) ($)                        45,373

((+)) TOTAL RETURN FOR THE PORTFOLIO INCLUDES PERFORMANCE OF THE BOSTON COMPANY SMALL CAP VALUE FUND PRIOR TO ITS CONVERSION TO A MASTER-FEEDER STRUCTURE AND CONTRIBUTION OF ITS INVESTMENTS TO THE PORTFOLIO. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS.

((+)(+)) FOR THE PERIOD INDICATED, THE INVESTMENT ADVISER VOLUNTARILY AGREED
         NOT TO IMPOSE A PORTION OF ITS INVESTMENT ADVISORY FEE AND/OR REIMBURSED THE PORTFOLIO FOR A PORTION OF ITS OPERATING EXPENSES. IF THIS VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE RATIOS WOULD HAVE BEEN:

  RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

        EXPENSES                                                     1.10(B)

        NET INVESTMENT LOSS                                        (0.07)(B)

(A) NOT ANNUALIZED.

(B) COMPUTED ON AN ANNUALIZED BASIS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Portfolio (the "Portfolio"), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

At September 30, 2003, there were two funds, The Boston Company Small Cap Value Fund and Dreyfus Premier Small Cap Equity Fund invested in the Portfolio. The value of the funds' investment in the Portfolio reflects the funds' proportionate interests in the net assets of the Portfolio. At September 30, 2003, The Boston Company Small Cap Value Fund and the Dreyfus Premier Small Cap Equity Fund held approximately 99.4% and 0.6% interests in the Portfolio, respectively.

On June 21, 2003, by vote of the Trustees, the name of the Standish Small Cap Value Portfolio was changed to The Boston Company Small Cap Value Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) INVESTMENT SECURITY VALUATIONS: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

(B) REPURCHASE AGREEMENTS: It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement' s underlying investments to ensure the existence of a proper level of collateral.

(C) SECURITIES TRANSACTIONS AND INCOME: Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

(D) INCOME TAXES: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio' s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor' s distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(E) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

NOTE 2--Investment Advisory Fee:

On June 21, 2003, by vote of the Trustees, as a part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Portfolio Trust on behalf of the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003. For the year ended September 30, 2003, the Portfolio paid $131,470 and $89,173 in investment advisory fees to Standish Mellon and TBCAM, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit the Portfolio's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Portfolio's average daily net assets for the period from January 28, 2003 through February 28, 2003 and to 1.25% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for the period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $966 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

NOTE 3--Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended September 30, 2003 were $40,359,585 and $41,995,242, respectively. For the period ended September 30, 2003, the Portfolio did not purchase or sell any long-term U.S. Government securities.

NOTE 4--Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                                    $  38,883,762

     Gross unrealized appreciation                         7,282,995

     Gross unrealized depreciation                         (420,695)

     Net unrealized appreciation                        $  6,862,300


In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

OPTIONS

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the

                                                              The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not enter into option transactions during the period ended September 30, 2003.

FUTURES CONTRACTS

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2003, the Portfolio held no outstanding financial futures contracts.

NOTE 5--Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

The Portfolio loaned securities during the period ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Portfolio had no securities on loan.

NOTE 6--Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended September 30, 2003, the commitment fee was $810 for the Portfolio.

During the period ended September 30, 2003, the Portfolio had no borrowings under the credit facility.

NOTE 7--Transfer of Assets:

Investment operations began on January 28, 2003 with the acquisition of the investable assets of Standish Small Cap Value Fund in exchange for an interest in the Portfolio. The value of the investments transferred totaled $36,721,319, including net unrealized depreciation of $533,503. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.


Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of The Boston Company Small Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master
Portfolio: The Boston Company Small Cap Value Portfolio (formerly, Standish Small Cap Value Portfolio) (the "Portfolio") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio' s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2003

                                                             The Fund

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust' s Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

SAMUEL C. FLEMING (63)

TRUSTEE (1986)

c/o Decision Resources, Inc. 1100 Winter Street, Waltham, MA 02154

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Port Financial Corp.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

CALEB LORING III (59)

TRUSTEE (1986)

c/o Essex Street Associates, 400 Essex Street, .Beverly, MA 01915

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Trustee, Essex Street Associates (family investment trust office)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 28

                              --------------

BENJAMIN M. FRIEDMAN (59)

TRUSTEE (1986)

c/o Harvard University, Cambridge, MA 02138

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* William Joseph Maier, Professor of Political Economy, Harvard University

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28


INDEPENDENT TRUSTEES (CONTINUED)

JOHN H. HEWITT (68)

TRUSTEE (1986)

P.O. Box 233, New London, NH 03257

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Trustee, The Peabody Foundation; Trustee, Mertens House, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28


INTERESTED TRUSTEES

PATRICK J. SHEPPARD (38)

TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER (2003)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Senior Vice President and Chief Operating Officer, Mellon Institutional Asset Management; formerly Vice President and Chief Financial Officer, Mellon Institutional Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

BEVERLY E. BANFIELD (47)

VICE PRESIDENT AND SECRETARY (1996)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Director and Secretary; Compliance Officer, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

STEVEN M. ANDERSON (38)

VICE PRESIDENT AND TREASURER (1999)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Mutual Funds Controller, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28


                                                             The Fund

TRUSTEES AND OFFICERS (CONTINUED)

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

DENISE B. KNEELAND

ASSISTANT VICE PRESIDENT (1996)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Manager, Mutual Funds Operations, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

LISA KANE (33)

ASSISTANT VICE PRESIDENT (1999)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Vice President and Client Service Professional, Standish Mellon Asset
  Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

CARA E. HULTGREN (34)

ASSISTANT VICE PRESIDENT (2001)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Assistant Manager, Mutual Fund Operations since 2001; Shareholder Representative, Standish Mellon Asset Management

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28

                              --------------

SCOTT SIMONDS (43)

ASSISTANT VICE PRESIDENT (2002)

c/o Standish Mellon Asset Management, One Boston Place, Boston, MA 02108

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

* Compliance Analyst, Boston Partners; Fund Accountant, Mellon Financial Corp.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 28


                  For More Information

                        Dreyfus Premier Small Cap Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Advisor (to the Master Portfolio)

                        The Boston Company
                        Asset Management, LLC
                        Mellon Financial Center
                        One Boston Place
                        Boston, MA 02108

                        Custodian and Sub Administrator

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  439AR0903





ITEM 2.      CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER STOCK FUNDS

By:   /s/ Stephen E. Canter
      ---------------------
      Stephen E. Canter
      President

Date:  November 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen E. Canter
      ---------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  November 28, 2003

By:   /s/ James Windels
      ------------------
      James Windels
      Chief Financial Officer

Date:  November 26, 2003

                                EXHIBIT INDEX

      (a)(1)      Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)